SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

UNITRIN, INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of

2004

Annual Meeting

and Proxy Statement

One East Wacker Drive • Chicago, Illinois 60601

One East Wacker Drive

Chicago, Illinois 60601

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 5, 2004

The 2004 Annual Meeting of Shareholders of Unitrin, Inc. (the “Company” or “Unitrin”) will be held at 10:00 a.m. on Wednesday, May 5, 2004 at the Wrigley Building, 410 N. Michigan Avenue (Lower Level), Chicago, Illinois 60611. A map is provided on the back cover of the Proxy Statement. Attendees providing proper identification will be directed to the meeting room. The purpose of the Annual Meeting will be to:

(1)	Elect a Board of Directors;

(2)	Consider and vote on a proposal to approve the Unitrin, Inc. Incentive Bonus Plan;

(3)	Consider and vote on a proposal to approve the extension of the term of the Unitrin, Inc. 1995 Non-Employee Director Stock Option Plan; and

(4)	Consider and act upon such other business as may be properly brought before the meeting.

The Board of Directors has fixed March 15, 2004 as the record date for determining shareholders entitled to receive this notice and vote at the Annual Meeting or any adjournments or postponements of the meeting. A list of shareholders as of the close of business on March 15, 2004 will be available for inspection at the Annual Meeting and for a period of ten days prior to May 5, 2004 during ordinary business hours at the Company’s executive offices located at One East Wacker Drive, Chicago, Illinois 60601.

By Order of the Board of Directors.

Scott Renwick

Secretary

Chicago, Illinois

March 29, 2004

Important: Whether or not you plan to attend the Annual Meeting, please fill in, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided. If you are a shareholder of record, you may also give a proxy by telephone or through the Internet by following the instructions printed on your proxy card.

PROXY STATEMENT FOR THE

2004 ANNUAL MEETING OF SHAREHOLDERS

The Company’s Board of Directors is furnishing you with this Proxy Statement to solicit proxies to be voted at the 2004 Annual Meeting of Shareholders. The Annual Meeting will be held at 10:00 a.m. on Wednesday, May 5, 2004 at the Wrigley Building, 410 N. Michigan Avenue (Lower Level), Chicago, Illinois 60611. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of our principal executive offices is One East Wacker Drive, Chicago, Illinois 60601. We began sending these proxy materials on or about March 29, 2004 to all shareholders entitled to vote at the 2004 Annual Meeting.

All properly executed proxy cards, and all properly completed proxies submitted by telephone or through the Internet, that are delivered in response to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

QUESTIONS AND ANSWERS ABOUT

THE ANNUAL MEETING AND VOTING

Proxy and Proxy Statement

What is a proxy?

A proxy is your legal appointment of another person to vote the stock you own. That other person is called a proxy. If you appoint someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated the Company’s Chairman and Chief Executive Officer, Richard C. Vie, and the Company’s Executive Vice President and Chief Financial Officer, Eric J. Draut, to act as proxies for the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares if you provide a proxy in the manner described in this Proxy Statement.

What is a Proxy Statement?

A Proxy Statement is a document that sets forth the information required by the federal securities laws and regulations administered by the Securities and Exchange Commission (“SEC”) which is intended to allow you to vote on an informed basis at the Annual Meeting.

Voting and Record Date

What am I being asked to vote on?

The following three proposals will be voted on at the Annual Meeting:

1.	Election of Directors (See page 13 for a list of the Director Nominees);

2.	Approval of the Unitrin, Inc. Incentive Bonus Plan; and

3.	Approval of the extension of the term of the Unitrin, Inc. 1995 Non-Employee Director Stock Option Plan.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote “FOR” each of the nominees to the Board, “FOR” approval of the Incentive Bonus Plan and “FOR” approval of the extension of the term of the 1995 Non-Employee Director Stock Option Plan.

Who can vote?

You are entitled to vote at the Annual Meeting if you owned Unitrin common stock at the close of business on March 15, 2004. This date is called the record date.

How many shares of Unitrin stock are eligible to be voted at the Annual Meeting?

At the close of business on the record date of March 15, 2004, there were 68,182,345 shares of Unitrin common stock issued and outstanding. Accordingly, 68,182,345 shares of Unitrin common stock are eligible to be voted at the Annual Meeting. Unitrin had no other voting securities outstanding on March 15, 2004.

How many votes do I have?

Each share of Unitrin common stock that you owned on the record date entitles you to one vote. Your proxy card indicates the number of shares of Unitrin common stock that you owned on March 15, 2004 which are eligible to be voted at the Annual Meeting.

How do I vote in person?

If you owned Unitrin common stock in your own name on March 15, 2004, your name will appear on the list of record shareholders of the Company and, if you wish to attend in person, you will be admitted to the Annual Meeting and may vote by written ballot or by delivering a signed proxy card. However, if your shares are held in the name of a broker, bank or other institution, you must present written evidence at the Annual Meeting from the institution indicating that you were the beneficial owner of the shares on March 15, 2004 and that you have been authorized by that institution to vote your shares in person. This written evidence is generally called a “Legal Proxy” and should be submitted to the Company’s Secretary, Scott Renwick, prior to the commencement of the Annual Meeting.

How do I give a proxy to vote my shares?

How you give a proxy to vote your shares depends on whether you hold your shares of Unitrin common stock (i) as a “shareholder of record” or (ii) in “street name” through an institution, such as a stock brokerage firm or bank. The shares of a shareholder of record are registered with the Company’s transfer agent, Wachovia Bank, N.A., in the shareholder’s own name. Shares held in street name are registered with the Company’s transfer agent in the name of the stock brokerage firm or other institution (or the name of its nominee), but not in the shareholder’s own name. In this case, the institution maintains its own internal records showing the shareholder as the actual beneficial owner of the shares.

Shareholders of record: If you hold your shares of Unitrin common stock as a shareholder of record (or through the Company’s employee 401(k) savings plan), you may give a proxy to vote your shares by one of the following methods:

•	Complete, sign and date the enclosed proxy card and return it for delivery no later than the commencement of the Annual Meeting in the postage-paid envelope provided;

•	Call the toll-free telephone number on the proxy card and follow the recorded instructions no later than 3:00 p.m. Eastern Daylight Saving Time on Tuesday, May 4, 2004;

•	Access the proxy voting website at the internet address identified on the proxy card and follow the instructions no later than 3:00 p.m. Eastern Daylight Saving Time on Tuesday, May 4, 2004; or

•	Attend the Annual Meeting in person and deliver a signed proxy or ballot to one of the ushers when requested to do so.

The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders who wish to give proxy voting instructions over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies. In addition, in choosing among the available alternatives for proxy voting, shareholders should be aware that there may be some risk that a vote either by telephone or over the Internet might not be properly recorded or counted because of an unanticipated electronic malfunction. As described above, please note that the ability of shareholders of record to submit voting instructions by telephone and over the Internet ends at 3:00 p.m. Eastern Daylight Saving Time on the day before the Annual Meeting. The reason for this cut off is to allow for the timely assembly and tabulation of telephonic and internet voting instruction data.

Shares held in street name: If you hold your shares of Unitrin common stock in street name through an institution, the institution generally will supply you with its own form of proxy card requesting you to provide your voting instructions in writing or, in some cases, by telephone or over the Internet. Following its receipt of your voting instructions, the institution will be authorized to provide a proxy to vote your shares in accordance with your instructions.

How will my proxy be voted?

If you properly sign your proxy card and send it to Wachovia Bank, N.A., or timely deliver your voting instructions by telephone or the Internet, the individuals named on your proxy card (i.e. the designated proxies) will be authorized to vote your shares as you have directed. With respect to Proposal 1 regarding the election of directors, you are given the choice of voting for all nominees for director or withholding authority to vote for some or all nominees. With respect to Proposals 2 and 3, you are given the choice of voting “FOR” or “AGAINST,” or to “ABSTAIN” from voting.

If you sign the proxy card but do not make specific choices, the designated proxies will vote your shares as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote in favor of all of the nominees in Proposal 1, and in favor of Proposals 2 and 3.

What is the effect of marking the proxy card to withhold authority in the election of directors?

A proxy card that has been marked to “withhold authority” with respect to one or more nominees for director will be considered as part of the voting power present with respect to the election of directors and will have the effect of a vote against any such nominees.

What is the effect of marking the proxy card to abstain from voting on Proposals 2 or 3?

A proxy card marked “ABSTAIN” from voting on Proposals 2 or 3 will be treated as present for purposes of determining a quorum and counted as votes cast against the proposal(s).

What are broker non-votes and how might they affect voting?

Broker non-votes can occur in some instances when a stockbroker holding securities in street name for its customer does not receive voting instructions from the customer. In these cases, the applicable New York Stock Exchange rules (the “Rules”) governing stockbrokers allow brokers to exercise discretionary voting power with respect to some matters (called “discretionary” matters) but not others (called “non-discretionary” matters), depending on the subject matter of the proposal being voted upon. Under the Rules, Proposals 1 and 2 involve discretionary matters for brokers, and a broker not receiving voting instructions from a customer generally will be free to cast a vote in its discretion as to these matters. Proposal 3 involves a non-discretionary matter under the Rules, and so a broker not receiving voting instructions from a customer on this matter may not vote in its discretion on Proposal 3. In such case, if a broker cannot use its discretion to vote a share, the resulting non-vote will be used to determine quorum only, and will have no other effect on voting.

How will voting on any other business be conducted?

The Company’s management is aware of no business that may come before the Annual Meeting other than the voting on Proposals 1, 2 and 3 as described in this Proxy Statement. However, if any other business should properly come before the Annual Meeting, your proxy card will authorize the persons named in the proxy to vote on any such matters in their discretion.

May I revoke my proxy or change my voting instructions?

If you are a shareholder of record, you may revoke your proxy or change your voting instructions as follows:

•	Deliver to Wachovia Bank, N.A. another signed proxy card with a later date anytime prior to the commencement of the Annual Meeting;

•	Notify Unitrin’s Secretary, Scott Renwick, in writing prior to the commencement of the Annual Meeting that you have revoked your proxy;

•	Call the toll-free telephone number on the proxy card and re-vote anytime prior to 3:00 p.m. Eastern Daylight Saving Time on Tuesday, May 4, 2004;

•	Access the proxy voting website at the internet address identified on the proxy card and re-vote anytime prior to 3:00 p.m. Eastern Daylight Saving Time on Tuesday, May 4, 2004; or

•	Attend the Annual Meeting in person and deliver a new signed proxy or ballot to one of the ushers when requested to do so.

If you own your shares of Unitrin common stock in street name, you should contact your stockbroker or other institution holding your shares to determine the procedures, if any, for revoking or changing your voting instructions. Please refer to the discussion under the above question “How do I give a proxy to vote my shares?” regarding shareholders of record and shares held in street name.

If I plan to attend the Annual Meeting, should I give my proxy?

Whether or not you plan to attend the Annual Meeting, we urge you to give a proxy. Returning your proxy card or giving voting instructions by telephone or through the Internet will not affect your right to attend the Annual Meeting and vote in person. However, giving a proxy will ensure that your shares are represented at the Annual Meeting in the event that you are unable to attend.

What does it mean if I receive more than one proxy card?

If your Unitrin shares are held under different names or in more than one account, you will receive more than one proxy card. Each proxy card will indicate the number of shares you are entitled to vote on that particular proxy card.

Quorum and Required Vote

What is a quorum?

In order to conduct business at the Annual Meeting, a quorum must be present; that is, a majority of Unitrin’s common stock outstanding as of the record date must be represented in person or by proxy at the Annual Meeting. If you properly submit a proxy, your shares covered by that proxy will be counted toward a quorum.

How many votes are required to elect the Nominees for the Board of Directors?

If a quorum is present, directors are elected by the vote of the holders of a majority of the Company’s outstanding stock having voting power present, in person or by proxy, at the Annual Meeting.

How many votes are required to approve Proposals 2 and 3?

If a quorum is present, the outcome of Proposals 2 and 3 will be determined by the vote on each matter of the holders of a majority of the Company’s outstanding stock having voting power present, in person or by proxy, at the Annual Meeting.

Shareholder Proposals, Nominations and Communications

May a shareholder nominate someone at the Annual Meeting to be a director of Unitrin or bring any other business before the Annual Meeting?

The Company’s Amended and Restated By-Laws (“By-Laws”) require advance notice to the Company if a shareholder intends to attend an annual meeting of shareholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a shareholder of record within the time period established in the By-Laws and described in each year’s proxy statement. The deadline for notices in relation to the 2004 Annual Meeting has expired and the Company did not receive any such notices during the prescribed notice period. Accordingly, no such director nominations or other business proposed from the floor of the 2004 Annual Meeting will be in order. The procedures for shareholder nominations and other proposals relating to the 2005 Annual Meeting are summarized below in the answers to the following two questions.

How can a shareholder nominate someone to be a director of Unitrin or bring any other business before the 2005 Annual Meeting?

In accordance with the advance notice requirements of the By-Laws described above, if a shareholder of record wishes to nominate directors or bring other business to be considered by shareholders at the 2005 Annual Meeting, such proposals must be made in writing to the Company no later than March 6, 2005 and no earlier than February 4, 2005. However, if the date of the 2005 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2004 Annual Meeting (i.e., May 5, 2005), then such nominations and proposals must be delivered in writing to the Company no earlier than 90 days prior to the 2005 Annual Meeting and no later than the close of business on the later of (i) the 60th day prior to the 2005 Annual Meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2005 Annual Meeting is first made.

All shareholder proposals and notices should be submitted to Scott Renwick, Secretary, Unitrin, Inc., One East Wacker Drive, Chicago, Illinois 60601.

Please note that these requirements relate only to matters intended to be proposed from the floor of the 2005 Annual Meeting. They are separate from certain SEC requirements which must be met in order to have shareholder proposals included in the Company’s Proxy Statement, as described immediately below.

When are shareholder proposals due so that they may be included in Unitrin’s Proxy Statement for the Annual Meeting of Shareholders to be held in 2005?

Pursuant to regulations of the SEC, shareholders who intend to submit proposals for inclusion in the Company’s proxy materials for the 2005 Annual Meeting must do so no later than November 29, 2004. Certain other SEC requirements must also be met to have a shareholder proposal included in the Company’s Proxy Statement. In addition, these requirements are independent of the advance notice requirements of the Company’s By-Laws described immediately above. Under SEC rules in effect on the date of this Proxy Statement, shareholder nominations of persons for election to the Board of Directors are not eligible for inclusion in the Company’s proxy materials. All shareholder proposals and notices should be submitted to Scott Renwick, Secretary, Unitrin, Inc., One East Wacker Drive, Chicago, Illinois 60601.

How may a shareholder communicate with the Board of Directors?

Shareholders may communicate with the non-management directors by calling the Unitrin Corporate Responsibility Hotline at 888-217-7925 or submitting a report online at http://www.tnwinc.com/webreport.

The Hotline is managed by an independent company, and reports can be made anonymously or confidentially. Communications addressed to the non-management directors will be directed to the Chairman of the Nominating & Corporate Governance Committee.

Cost of Proxy Solicitation

What are the costs of soliciting these proxies and who pays them?

The Company has retained the services of W.F. Doring & Co., Inc. (“Doring”) to aid in the solicitation of proxies. Doring estimates that its fees and expenses for these services will not exceed $15,000. The Company will bear the total expense of the solicitation which will include, in addition to the amounts paid to Doring, amounts paid to reimburse banks, brokerage firms and others for their expenses in forwarding solicitation material. Although the principal solicitation of proxies is being made by mail, additional proxy solicitation may be made through direct communication with certain shareholders or their representatives by directors, officers and employees of the Company and its subsidiaries, who will receive no additional compensation for such solicitation.

Additional Information about Unitrin and Householding Requests

Where can I find more information about Unitrin?

Unitrin files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, amendments to those reports, and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at http://www.sec.gov. In addition, as soon as reasonably practicable after such materials are filed with or furnished to the SEC, the Company makes copies available to the public free of charge (other than access charges by internet providers) on or through its website at http://www.unitrin.com. You also may obtain these materials and additional information regarding Unitrin as follows:

•	Contact Unitrin Investor Relations by telephone at (312) 661-4930, or by e-mail at investor.relations@unitrin.com.

•	Write to Unitrin at One East Wacker Drive, Chicago, Illinois 60601, Attention: Investor Relations.

How may shareholders with the same address request delivery of either single or multiple copies of the proxy statement?

If you share an address with another shareholder, you may have received only one Proxy Statement unless you provided contrary instructions. This is commonly referred to as “householding.” If you wish, you may request a separate copy from the Company at the address or phone number noted above. Similarly, if you and another shareholder sharing your address received multiple copies of this Proxy Statement, you may request a single copy for future deliveries of communications from the Company at the address or phone number listed above.

CORPORATE GOVERNANCE

As part of its commitment to the principles of good corporate governance, the Company has adopted the following guidelines, charters and codes, which are posted on the Company’s website (http://www.unitrin.com) in the Corporate Governance section. Copies of these documents may also be obtained by request to the Company at the address or phone number listed in the preceding section.

•	Corporate Governance Guidelines

•	Charters of the Committees of the Board of Directors

•	Audit Committee

•	Compensation Committee

•	Nominating & Corporate Governance Committee

•	Code of Conduct and Ethics

•	Code of Ethics for Financial Executives

The Code of Ethics for Financial Executives applies to its principal executive officer, principal financial officer, principal accounting officer and controller. The Company intends to disclose future amendments to, and any waivers from (though none are anticipated), the Code of Ethics for Financial Executives in the Corporate Governance section on its website.

OWNERSHIP OF UNITRIN COMMON STOCK

Directors and Executive Officers

The following table shows the beneficial ownership of the Company’s common stock (“Common Stock”) as of March 15, 2004 (unless otherwise indicated) by: (i) each director, including directors who are also executive officers; (ii) each other executive officer named in the Summary Compensation Table beginning on page 24 (“named executive officers”); and (iii) all directors and executive officers as a group. To the Company’s knowledge, the beneficial owner has both sole voting and sole dispositive powers with respect to the shares listed opposite his or her name, unless otherwise indicated.

Name	Amount and Nature of Beneficial Ownership		Percent of Class(a)
Directors
James E. Annable	57,490	(b)	*
Eric J. Draut—Executive Vice President & Chief Financial Officer	230,625	(b)	*
Douglas G. Geoga	22,596	(b)	*
Reuben L. Hedlund	10,000	(b)	*
Jerrold V. Jerome	381,639	(b)	*
William E. Johnston, Jr.	28,894	(b)	*
Wayne Kauth	8,000	(b)	*
Fayez S. Sarofim	4,945,210	(b),(c)	7.25%
Donald G. Southwell—President & Chief Operating Officer	353,339	(b)	*
Richard C. Vie—Chairman of the Board & Chief Executive Officer	1,164,984	(b),(d)	1.69%
Ann E. Ziegler	15,550	(b)	*
Named Executive Officers (other than Messrs. Vie, Southwell and Draut listed above)
Edward J. Konar—Vice President	62,692	(b)	*
Scott Renwick—Senior Vice President, General Counsel & Secretary	124,477	(b)	*
Directors and All Executive Officers as a Group (16 persons)	7,553,330	(e)	10.82%

(a)

Based on the number of shares outstanding on the record date, March 15, 2004, plus shares deemed outstanding pursuant to rules of the SEC that are attributable to vested stock options (see notes (b) and (e) below). An asterisk in this column indicates ownership of less than 1% of the outstanding Common Stock. Each outstanding share of Common Stock includes an attached right under the Company’s shareholder rights plan adopted August 3, 1994 (the “Rights Plan”). Among other provisions of the Rights Plan, if any person or group beneficially owns 15% or more of the Common Stock without approval of the Board of Directors, then each shareholder (other than the non-approved acquirer or its affiliates or transferees) would be entitled to buy Common Stock having twice the market value of the exercise price of the rights, which has been set at $62.50.

(b)	Shares shown for the directors and the named executive officers include shares which they have the right to acquire as of March 15, 2004 or within 60 days thereof through the exercise of stock options. The number of such shares for each of such persons is as follows: Annable (37,490); Draut (192,560); Geoga (20,596); Hedlund (8,000); Jerome (34,393); Johnston (26,394); Kauth (4,000); Sarofim (0); Southwell (296,306); Vie (759,455); Ziegler (12,000); Konar (41,715); and Renwick (101,325).

(c)	Based upon information as of December 31, 2003 contained in an amendment to a Schedule 13G filed jointly with the SEC by Mr. Sarofim and Fayez Sarofim & Co., Mr. Sarofim may be deemed to be the beneficial owner of 4,945,210 shares of Common Stock. Of such shares, Mr. Sarofim reported sole voting and dispositive powers as to 2,024,670 shares, shared voting power as to 2,588,156 shares, and shared dispositive power as to 2,920,540 shares. Substantially all of the shares which are not subject to sole voting and dispositive powers are held in accounts managed by Fayez Sarofim & Co. (of which Mr. Sarofim is the Chairman of the Board, President, a director, and the majority shareholder) or by its wholly-owned subsidiaries, Sarofim Trust Co. and Sarofim International Management Company, or are owned directly by Sarofim International Management Company for its own account. Fayez Sarofim & Co. maintains policies which preclude Mr. Sarofim from exercising voting and dispositive powers with respect to Common Stock held in accounts managed by Fayez Sarofim & Co. and its subsidiaries. Shares shown also include 10,080 shares held in trusts for which Mr. Sarofim is a trustee, and with respect to which he disclaims beneficial ownership. Mr. Sarofim’s mailing address is Two Houston Center, Suite 2907, Houston, Texas 77010.

(d)	Shares shown for Mr. Vie include 15,834 shares held by a trust, the trustee of which is his wife. Mr. Vie disclaims beneficial ownership of such shares.

(e)	Shares shown for directors and all executive officers as a group include shares beneficially owned by (i) all directors, (ii) all named executive officers, and (iii) all other executive officers of the Company. Such shares include shares that any such director or executive officer has the right to acquire as of March 15, 2004 or within 60 days thereof through the exercise of stock options.

Certain Beneficial Owners

The following table shows the beneficial ownership of Common Stock by each person, other than the Company’s directors and executive officers shown above, known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock. To the Company’s knowledge, the beneficial owner has both sole voting and sole dispositive powers with respect to the shares listed opposite the beneficial owner’s name, unless otherwise indicated.

Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class(a)
Ronya Kozmetsky	4,075,920	(b)	5.98%
P.O. Box 2253 Austin, Texas 78768
Singleton Group LLC	14,300,520	(c)	20.97%
11661 San Vicente Blvd., Suite 915 Los Angeles, California 90049

(a)	Based on the number of shares outstanding on the record date, March 15, 2004. Each outstanding share of Common Stock includes an attached right under the Company’s Rights Plan. See footnotes (a) and (b) to the table in the above section entitled “Directors and Executive Officers.”

(b)	Based upon information as of December 31, 2003 contained in a Schedule 13G filed by Ronya Kozmetsky with the SEC, Ms. Kozmetsky is the beneficial owner of 4,075,920 shares of Common Stock, of which she has sole voting and dispositive powers.

(c)	Except as noted below, the following information is based on an amendment to a Schedule 13D filed jointly with the SEC on August 23, 2000 (the “Schedule 13D”) by the Singleton Group LLC (“LLC”), Caroline W. Singleton, as sole trustee of the Survivor’s Trust under the Singleton Family Trust, and Caroline W. Singleton, William W. Singleton and Donald E. Rugg as managers of the LLC. As reported in the Schedule 13D, the LLC and Caroline W. Singleton, as a manager of the LLC, are each a beneficial owner of the shares of Common Stock held by the LLC. The LLC and Caroline W. Singleton, William W. Singleton and Donald E. Rugg, as managers of the LLC, share dispositive power with respect to the shares of Common Stock held by the LLC. Caroline W. Singleton does not have sole or any shared voting power with respect to the Common Stock held by the LLC. The LLC and William W. Singleton and Donald E. Rugg, as managers of the LLC, share voting power with respect to the Common Stock held by the LLC.

According to information as of December 31, 2002 contained in a Form 5, Annual Statement of Changes in Beneficial Ownership, filed with the SEC by each of Caroline W. Singleton and William W. Singleton, the LLC directly holds 14,300,520 shares of Common Stock. As reported in such Forms 5, each of Caroline W. Singleton and William W. Singleton disclaims beneficial ownership of the Common Stock held by the LLC, except to the extent of her or his pecuniary interest therein.

In addition to the Common Stock held by the LLC, the Schedule 13D reports that Donald E. Rugg has sole voting and dispositive powers with respect to 215 shares of Common Stock. According to information as of December 31, 2002 contained in a Form 5, Annual Statement of Changes in Beneficial Ownership, filed by William W. Singleton with the SEC, Mr. Singleton has sole voting and dispositive powers with respect to 11,200 shares of Common Stock. As a result of such shares beneficially owned outside of the LLC, Donald E. Rugg may be deemed a beneficial owner of 14,300,735 shares of

Common Stock, and William W. Singleton may be deemed a beneficial owner of 14,311,720 shares of Common Stock, which constitute 20.97% and 20.99% of the Common Stock, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC reports of ownership and reports of changes in ownership of such securities. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all the reports they file under Section 16(a). Based on the Company’s knowledge of stock transfers, review of copies of reports filed under Section 16(a) and written representations by persons furnished to the Company, the Company believes that all filing requirements applicable to its directors, executive officers and more than ten percent beneficial owners were complied with for the fiscal year ended December 31, 2003, with the exception of one Form 4 to report one transaction by Mr. Vie which was filed one day late.

PROPOSAL 1:

ELECTION OF DIRECTORS

Election

Eleven directors are to be elected at the Annual Meeting to serve for a term of one year or until the election of their successors. If any of the persons named below declines or is unable to serve as a director (which is not anticipated), the designated proxies listed on the proxy card reserve full discretion to vote for any or all other persons as may be nominated.

Business Experience of Nominees

The following is a summary of the business experience during the last five years of each person nominated to be a director of the Company:

James E. Annable, 60, has been a director of the Company since November 1993. Mr. Annable serves as Economic Advisor to the Chairman of Bank One Corporation, a position he has held since July 2001. Prior to this position, Mr. Annable was Senior Vice President and Director of Economics of Bank One Corporation from July 1999 through June 2001. Mr. Annable previously served as a Senior Vice President and Chief Economist of Bank One Corporation and its predecessors for more than the last five years.

Eric J. Draut, 46, has been a director of the Company since February 2002 at which time he was elected Executive Vice President. Mr. Draut is the Company’s Chief Financial Officer, a position he has held since February 1997. Mr. Draut was a Senior Vice President of the Company from February 1999 until February 2002, and served as Treasurer from April 1992 until February 2002. Mr. Draut was a Vice President between October 1997 and February 1999, and Controller from February 1990 until February 1997.

Douglas G. Geoga, 48, has been a director of the Company since February 2000. Since November 2002, Mr. Geoga has served as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held companies which collectively operate the Hyatt chain of full-service hotels throughout the world. In addition, since January 2000, he has served as the President of Hospitality Investment Fund, L.L.C., a privately-held firm engaged in making investments in lodging and hospitality companies and projects. Prior to that, Mr. Geoga held a variety of positions with Hyatt Hotels & Resorts, including serving as its President from 1994 until January 1, 2000.

Reuben L. Hedlund, 67, has been a director of the Company since November 1993. He has been a managing director or partner of the Chicago law firm of Hedlund & Hanley, LLC (and its predecessor firms) for more than the last five years.

Jerrold V. Jerome, 74, is a retired executive of the Company and has been a director of the Company since February 1990. He was Chairman of the Company’s Board of Directors from February 1994 through December 1998, at which time he retired as an employee. Mr. Jerome is currently a member of the Board of Directors of Argonaut Group, Inc., a provider of specialty property and casualty insurance products.

William E. Johnston, Jr., 63, has been a director of the Company since October 1997. Mr. Johnston presently serves as President de Conseil de Surveillance and as a director of Salins Europe, a privately-held European salt company in which he is an investor. Mr. Johnston was President, Chief Operating Officer and a director of Morton International, Inc., a manufacturer of specialty chemicals and salt, from October 1995 until June 2000 when he retired. From June 1999 until June 2000, he was also Senior Vice President of Rohm & Haas Company, a Philadelphia-based specialty chemical company which acquired Morton International, Inc. in 1999.

Wayne Kauth, 70, has been a director of the Company since March 2003. Mr. Kauth has been an independent consultant to the financial services industry, specializing in the life/health and property/casualty insurance fields, for more than the past five years. Mr. Kauth is a retired partner of Ernst & Young, LLP where he specialized in accounting and auditing matters for the insurance industry and was the firm’s National Insurance Technical Director. Mr. Kauth holds both the Chartered Property & Casualty Underwriter and Chartered Life Underwriter designations and is a fellow of the Life Management Institute. He is also a Certified Public Accountant and has served on a number of committees and working groups for the American Institute of Certified Public Accountants and National Association of Insurance Commissioners.

Fayez S. Sarofim, 75, has been a director of the Company since March 1990. He has been Chairman of the Board and President of Fayez Sarofim & Co., a registered investment advisor, for more than five years. He is also a director of Argonaut Group, Inc., a provider of specialty property and casualty insurance products, and Kinder Morgan, Inc., an energy services provider.

Donald G. Southwell, 52, has been a director of the Company since February 2002 at which time he was elected President and Chief Operating Officer of the Company. Prior to that, Mr. Southwell was a Senior Vice President of the Company between February 1999 and February 2002, and a Vice President between May 1998 and February 1999. Mr. Southwell served as the President of the Company’s Insurance Operations from October 1999 until February 2002. From March 1996 until October 1999, Mr. Southwell served as the head of the Unitrin Life and Health Insurance Group.

Richard C. Vie, 66, has been a director of the Company since March 1990, and served as Chairman of the Board of Directors since January 1999 and Chief Executive Officer since March 1992. Mr. Vie also served as the Company’s President from March 1992 until February 2002.

Ann E. Ziegler, 45, has been a director of the Company since November 2001. Ms. Ziegler serves as a Senior Vice President of Sara Lee Corporation, a global branded consumer packaged goods company, and as Chief Financial Officer and Senior Vice President Administration of the Sara Lee Bakery Group. From November 2000 to March 2003, Ms. Ziegler served as Senior Vice President, Corporate Development, of Sara Lee Corporation. Prior to November 2000, Ms. Ziegler was in the corporate development and acquisitions area of Sara Lee Corporation for more than five years. Ms. Ziegler currently is a member of the Board of Directors of Delta Galil Industries, Ltd., a global manufacturer of apparel.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF ALL ELEVEN NOMINEES FOR DIRECTOR.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors met four times during 2003.

The Board of Directors has four committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee. The following table shows Board Committee membership and the number of meetings held in 2003:

Executive Committee	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee

James E. Annable Jerrold V. Jerome * Richard C. Vie	Douglas G. Geoga Reuben L. Hedlund William E. Johnston, Jr. * Wayne Kauth Ann E. Ziegler	James E. Annable * Douglas G. Geoga William E. Johnston, Jr. Wayne Kauth	James E. Annable Reuben L. Hedlund * Ann E. Ziegler

No meetings held in 2003 **	Eight meetings held in 2003	Five meetings held in 2003	Four meetings held in 2003
*	Committee Chairman
**	The Executive Committee took action by unanimous written consents in lieu of meetings in 2003.

In 2003, each director attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which such director served. Under the Company’s Policy on Director Attendance at Annual Meetings, all directors are expected to attend annual meetings of the Company’s shareholders unless unavoidable obligations or other circumstances prevent their attendance. Each of the directors attended the 2003 Annual Meeting of Shareholders.

The non-management directors of the Board meet regularly in executive session. The Chairman of the Nominating & Corporate Governance Committee presides at these executive sessions.

Executive Committee—May exercise all powers and authority of the Board of Directors in the management of the business of the Company except for certain powers which, under Delaware law, may be exercised only by the full Board of Directors.

Audit Committee—Assists the Board of Directors in fulfilling its oversight responsibilities with respect to: (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications, independence and performance; and (d) the performance of the Company’s internal audit function. The Audit Committee is a separately-designated standing audit committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Among other things, the Audit Committee has the sole responsibility to retain, evaluate, terminate and replace the Company’s independent auditors, including prior approval of the audit engagement fees and terms. The Board of Directors has determined that each member of the Audit Committee is independent and financially literate in accordance with the New York Stock Exchange (NYSE) listing standards, that each member of the Audit Committee meets the independence requirements for audit committee membership under the NYSE and SEC rules, and that Mr. Johnston, Chairman of the Audit Committee, is qualified as an audit committee financial expert under the SEC rules. The Audit Committee Charter is posted on the Company’s website (http://www.unitrin.com) in the Corporate Governance section.

Compensation Committee—(a) Sets the cash compensation of the Company’s executives, including its executive officers; (b) reviews and makes recommendations to the Board of Directors on director compensation; (c) administers the Company’s 1990, 1997 and 2002 Stock Option Plans and the 1995 Non-Employee Director Stock Option Plan; (d) sets the performance criteria for, and annually approves, bonuses under the 1998 Bonus Plan for Senior Executives and successor plans, including the Incentive Bonus Plan, subject to shareholder approval at the 2004 Annual Meeting; and (e) selects executives and other key employees of the Company and its subsidiaries or affiliates and other individuals eligible to receive stock options pursuant to the Company’s 1997 and 2002 Stock Option Plans. The Board of Directors has determined that each member of the Compensation Committee is independent in accordance with the NYSE listing standards. The Compensation Committee Charter is posted on the Company’s website (http://www.unitrin.com) in the Corporate Governance section.

Nominating & Corporate Governance Committee—(a) Assists the Company’s Board of Directors by identifying potential candidates qualified to become Board members, and recommends to the Board director nominees in connection with each annual meeting of shareholders; (b) recommends corporate governance principles and guidelines to the Company’s Board of Directors; (c) leads the Board of Directors in its annual review of the Board’s performance; and (d) recommends to the Board director nominees for each Board committee. The Board of Directors has determined that each member of the Nominating & Corporate Governance Committee is independent in accordance with the NYSE listing standards. The Nominating & Corporate Governance Committee Charter is posted on the Company’s website (http://www.unitrin.com) in the Corporate Governance section.

Selection of Board Nominees

In accordance with its charter, the Nominating & Corporate Governance Committee recommends a full slate of nominees for director for election each year at the annual shareholders meeting. As needed to fill actual or anticipated vacancies on the Board, the Committee will recruit, screen and interview candidates, and will conduct reasonable inquiries into each candidate’s background, qualifications and independence in accordance with the NYSE listing standards. The Committee is authorized to retain legal, accounting or other advisors, including search firms to identify director candidates.

The Nominating & Corporate Governance Committee will evaluate potential nominees for director against the following standards:

•	The highest ethical standards and integrity.

•	Must be willing and able to devote sufficient time to the work of the Board.

•	Must be willing and able to represent the interests of shareholders as a whole rather than those of special interest groups.

•	No conflicts of interest that would interfere with performance as a director.

•	A reputation for working constructively with others.

•	A history of achievement at a high level in business or the professions that reflects superior standards.

•	Possess qualities that contribute to the Board’s diversity.

The Company will consider recommendations by shareholders that are made in writing, addressed to Unitrin’s Corporate Secretary and include (1) the candidate’s name, address and telephone number; (2) a brief biographical description of the candidate, including his or her occupation for the last five years and a statement of the qualifications of the candidate to serve as director; and (3) the candidate’s signed consent to serve as a director if elected and to be named in the Company’s proxy statement as a nominee. The Nominating & Corporate Governance Committee will consider shareholder recommendations using the same standards it uses to assess all other candidates for director.

Director Compensation

The following table shows compensation to members of the Board of Directors who are not employed by the Company.

Board of Directors
Annual Member Fee	$30,000
Annual Option Grant*	Options to purchase 4,000 shares of Common Stock
Meeting Attendance Fee	$ 1,500 for each Board Meeting attended
Executive Committee
Annual Member Fee	$ 8,000
Annual Chairman Fee	$ 8,000 plus Annual Member Fee
Audit Committee
Annual Member Fee	$12,000
Annual Chairman Fee	$12,000 plus Annual Member Fee
Meeting Attendance Fee	$ 1,000 for each Audit Committee Meeting attended on a day other than a day when the Board of Directors meets
Compensation Committee
Annual Member Fee	$5,000
Annual Chairman Fee	$5,000 plus Annual Member Fee
Nominating & Corporate Governance Committee
Annual Member Fee	$ 5,000
Annual Chairman Fee	$10,000 plus Annual Member Fee

*	Under the Company’s 1995 Non-Employee Director Stock Option Plan, as amended (the “Director Option Plan”), a director who (i) first becomes a director after November 1, 1993 and is not an employee of the Company or any subsidiary of the Company, or (ii) has retired as an employee of the Company or a subsidiary of the Company, is eligible to receive grants of options to purchase the Company’s Common Stock. The Director Option Plan provides that such eligible directors automatically receive at the conclusion of each Annual Meeting a grant of options to purchase 4,000 shares of Common Stock. Upon becoming a director, each new member of the Board of Directors who is not employed by the Company receives an option covering 4,000 shares of Common Stock under the Director Option Plan.

All directors are reimbursed for travel expenses incurred in attending Board and Committee meetings.

REPORT OF THE AUDIT COMMITTEE

The Securities and Exchange Commission rules require the Company to include in its Proxy Statement a report of the Audit Committee of the Board of Directors. The following report concerns the Audit Committee and its activities regarding the Company’s financial reporting and auditing process.

The Audit Committee consists of the following members of the Company’s Board of Directors: William E. Johnston, Jr. (Chairman), Douglas G. Geoga, Reuben L. Hedlund, Wayne Kauth and Ann E. Ziegler.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility as the Audit Committee is to review and monitor these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent auditors for the fiscal year ended December 31, 2003, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received and discussed with Deloitte & Touche LLP their written disclosures and letter regarding their independence required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with the firm its independence. The Audit Committee has considered whether the provision of any services by Deloitte & Touche LLP as described in this Proxy Statement is compatible with maintaining the independence of Deloitte & Touche LLP.

In reliance upon these reviews and discussions, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K for that year for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE BOARD

OF DIRECTORS OF UNITRIN, INC.

William E. Johnston, Jr.—Chairman

Douglas G. Geoga

Reuben L. Hedlund

Wayne Kauth

Ann E. Ziegler

INDEPENDENT PUBLIC ACCOUNTANTS

Fees billed by Independent Public Accountant for 2003

Deloitte & Touche LLP served as the Company’s independent public accountant for and during the years ended December 31, 2003 and 2002. The following table provides information regarding the fees billed to the Company for services rendered by Deloitte & Touche LLP for 2003 and 2002.

	2003	2002
Audit Fees	$1,327,000	$1,182,100
Audit-Related Fees	117,090	26,440
Tax Fees	9,180	10,000
All Other Fees	—	254,100

Total Fees	$1,453,270	$1,472,640

Audit-related fees in 2003 related to the issuance of a comfort letter in connection with the Company’s sale of 4.875% Senior Notes due November 10, 2010 under a shelf registration statement on Form S-3 filed by the Company with the SEC on May 9, 2002 (the “Shelf Registration”), and services rendered in connection with the internal control requirements mandated by the Sarbanes-Oxley Act of 2002.

Audit-related fees in 2002 related to services in connection with the Shelf Registration and the issuance of a comfort letter in connection with the Company’s sale under the Shelf Registration of 5.75% Senior Notes due July 1, 2007.

Tax Fees in 2002 and 2003 related to tax compliance.

All Other Fees in 2002 related to actuarial services in connection with the Company’s pension and retiree medical valuations.

Pre-Approval of Services

Under its charter, the Audit Committee has sole authority to retain, evaluate, terminate and replace the Company’s independent public accountant, including the prior approval of audit engagement fees and terms, as well as prior approval of all permitted non-audit engagements with the independent public accountant. Prior approval of non-audit services may be delegated to the Chairman of the Audit Committee. Under the Audit Committee’s policies and procedures, all proposed services by the independent public accountant must be presented in advance to the Audit Committee for its review and consideration, and only services approved by the Audit Committee may be provided to the Company. All services provided to the Company by the independent public accountant for the year ended December 31, 2003 were approved by the Audit Committee in compliance with its pre-approval policies and procedures.

Selection of Independent Public Accountant for 2004

The Audit Committee selected the certified public accounting firm of Deloitte & Touche LLP to serve as the independent public accountant to audit the Company’s financial statements for 2004. It is expected that representatives from Deloitte & Touche LLP will be present at the Annual Meeting. Such representatives may make a statement if they desire to do so and will be available to respond to appropriate questions.

Change in the Company’s Independent Public Accountant in 2002

Under SEC rules, the Company is required to report the following information if, during the two most recent fiscal years or any subsequent period, there has been a change in the independent accountant who was previously engaged as the principal accountant to audit the Company’s financial statements. The Company’s independent auditor for 2001 was the certified public accounting firm of KPMG LLP. On November 7, 2001, the Company’s Board of Directors selected the certified public accounting firm of Deloitte & Touche LLP to serve as the independent auditor to audit the Company’s financial statements for 2002. On November 8, 2001, the Company advised KPMG LLP of the engagement of Deloitte & Touche LLP and that KPMG LLP would not be re-engaged by the Company following completion of its audit engagement for 2001. The decision to change the Company’s independent public auditor from KPMG LLP to Deloitte & Touche LLP was recommended to the Board of Directors by its Audit Committee. The reports of KPMG LLP on the financial statements of the Company for the fiscal years ended December 31, 2001 and 2000 do not contain any adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles. During such fiscal years, there were no disagreements between KPMG LLP and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Further, during such fiscal years, there were no “reportable events” involving KPMG LLP and the Company of the kinds listed in Item 304 of SEC Regulation S-K.

The Company has furnished KPMG LLP and Deloitte & Touche LLP with a copy of this disclosure and acknowledged that each such firm may present its views in a brief statement to be included in this Proxy Statement if it believes that the above statements regarding the change in the Company’s certifying accountant are incorrect or incomplete. Neither KPMG LLP nor Deloitte & Touche LLP submitted such a statement for inclusion in this Proxy Statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company’s Board of Directors consists of James E. Annable, Douglas G. Geoga, William E. Johnston, Jr. and Wayne Kauth. None of these individuals is a current or former officer or employee of the Company or any of its subsidiaries.

As described elsewhere in this Proxy Statement, one of the Company’s directors, Mr. Sarofim, is the Chairman of the Board, President, a director, and the majority shareholder of Fayez Sarofim & Co. (“FS&C”), a registered investment advisory firm. Certain of the Company’s insurance company subsidiaries and FS&C are parties to agreements under which FS&C provides investment management services to these subsidiaries. In addition, FS&C provides investment management services with respect to certain funds of the Company’s pension plans. The agreements governing these arrangements are terminable by either party at any time on 30 days advance written notice.

Under these investment advisory arrangements, FS&C is entitled to a fee calculated and payable quarterly based upon the fair market value of the assets under management. At December 31, 2003, the Company’s subsidiaries and the Company’s pension plans had approximately $161.0 million and $71.0 million, respectively, in assets with FS&C for investment management. During 2003, the Company’s subsidiaries and the Company’s pension plans paid $0.5 million in the aggregate to FS&C.

With respect to the Company’s 401(k) Savings Plan, one of the alternative investment choices afforded to participating employees is the Dreyfus Appreciation Fund, an open-end, diversified management investment fund (the “Fund”). FS&C provides investment management services to the Fund as a sub-investment advisor. According to published reports filed by FS&C with the SEC, the Fund pays monthly fees to FS&C according to a graduated schedule computed at an annual rate based on the value of the Fund’s average daily net assets. The Company does not compensate FS&C for services rendered to the Fund. As of December 31, 2003, Company employees participating in the Company’s 401(k) Savings Plan had allocated approximately $24.1 million for investment in the Fund, representing approximately 12% of the total amount invested in the Company’s 401(k) Savings Plan.

The Company believes that the transactions described above have been entered into on terms no less favorable than could have been negotiated with unrelated third parties.

REPORT OF THE COMPENSATION COMMITTEE

The Company compensates its executive officers with two principal forms of compensation: cash compensation and stock options. Cash compensation consists of base salary and performance-based bonuses, and may include discretionary bonuses. Executive officers currently are eligible to receive stock options under the Unitrin, Inc. 1997 and 2002 Stock Option Plans. Although the type and terms of options granted under these Plans may vary, the Compensation Committee in 2003 granted non-qualified options with exercise prices equal to the fair market value of the Company’s Common Stock on the date of grant, with terms of ten years, and which become exercisable in four equal annual installments beginning six months after the date of grant. In addition, each option grant in 2003 was accompanied by a tandem stock appreciation right which entitles the holder to surrender all or a portion of an unexercised vested option in exchange for shares of Common Stock having an aggregate value equal to the embedded gain in the surrendered option.

Base salaries of the Company’s executive officers depend on the Compensation Committee’s subjective assessment of the individual officer’s work performance with respect to such officer’s normal job responsibilities. In its compensation deliberations in 2003, the Compensation Committee had available to it information regarding the salary compensation of the chief executive officers and certain other senior officers of a group of insurance and diversified financial services companies. While the Compensation Committee noted this information in establishing the base salary compensation of the Company’s Chief Executive Officer for 2003, such information was not determinative of his compensation, and the Compensation Committee did not target a specific level within the range of such data for his 2003 compensation. Similarly, such information was noted in establishing the compensation of the Company’s other executive officers but was not determinative.

Based on attainment of designated corporate performance criteria, the Company’s executive officers generally have been eligible to receive cash bonuses under the terms of the Company’s 1998 Bonus Plan for Senior Executives (the “1998 Bonus Plan”) and, subject to shareholder approval at the 2004 Annual Meeting, generally will be eligible beginning in 2004 to receive cash bonuses under the terms of the Company’s Incentive Bonus Plan (“Incentive Bonus Plan”). For 2003, the Company’s executive officers generally were eligible for cash bonuses of up to 70% of their base salaries based on formulas adopted by the Compensation Committee at its February 2003 meeting relating to growth in revenues and operating earnings of designated Company operating units. All bonuses shown in the Summary Compensation Table for 2003 are formula bonuses under the 1998 Bonus Plan.

The Compensation Committee endorses the concept that the interests of the executive officers are more closely aligned with those of the shareholders through the award of stock options. The number of stock options granted to executive officers, including the Chief Executive Officer, is determined by the Compensation Committee’s subjective evaluation of the particular officer’s ability to influence the long-term growth and profitability of the Company, given his particular job responsibilities. In light of the Chief Executive Officer’s overall responsibility for the Company’s operations and financial results, he would ordinarily be deemed to have the greatest ability to influence the long-term growth and profitability of the Company and would therefore generally receive a greater number of options than the other executive officers. In determining the number of stock options to grant a particular officer, the Compensation Committee also takes into account the number of options already held by such officer. While the Compensation Committee encourages long-term ownership of the Company’s stock by the executive officers, it has no predetermined goal for a particular level of stock ownership by such officers.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to its chief executive officer and any of its four other most highly compensated executive officers. Certain performance-based compensation is specifically exempt from the deduction limit. All outstanding stock options that have been granted to the Company’s executive officers through the end of 2003 are exempt from Section 162(m) because they qualify as performance-based compensation under Section 162(m), as interpreted by final regulations promulgated by the Internal Revenue Service thereunder, and therefore are not subject to the deduction limit under such section. The 1998 Bonus Plan and the Incentive Bonus Plan are designed to qualify as performance-based compensation programs under Section 162(m) in order to preserve the Company’s federal income tax deduction for bonuses paid thereunder.

COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS OF UNITRIN, INC.

James E. Annable—Chairman

Douglas G. Geoga

William E. Johnston, Jr.

Wayne Kauth

UNITRIN EXECUTIVE OFFICERS

The following summarizes the business experience over the last five years of the Company’s executive officers, other than Messrs. Vie, Southwell and Draut whose business experience is described above in the section entitled “Business Experience of Nominees.” The executive officers serve at the pleasure of the Board of Directors.

David F. Bengston, 55, has been a Vice President of the Company for more than the last five years.

John M. Boschelli, 35, was elected Treasurer of the Company in February 2002. Before becoming Treasurer, Mr. Boschelli served as the Assistant Treasurer of the Company’s wholly owned subsidiary, Unitrin Services Company, from December 1997 through April 2002.

Edward J. Konar, 47, was elected as a Vice President of the Company in January 2001. Since October 2002, Mr. Konar has served as Vice President of Corporate Administration. Mr. Konar joined the Company in March 1990 as Tax Director and served in that capacity from that time until October 2002.

Scott Renwick, 52, was elected as a Senior Vice President of the Company in February 2002, and has served as General Counsel since February 1999, Secretary since May 1996, and was Counsel between January 1991 and February 1999.

Richard Roeske, 43, was elected as a Vice President of the Company in January 2001, and has served as Chief Accounting Officer since August 1999. Mr. Roeske joined the Company in January 1990 as Manager of External Financial Reporting. He became the Company’s Assistant Controller in April 1992 and Corporate Controller in February 1997.

EXECUTIVE OFFICER COMPENSATION AND BENEFITS

Summary Compensation Table

The following table shows the compensation paid to the Company’s Chief Executive Officer and four other most highly compensated executive officers serving during the year ended December 31, 2003.

	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(a)	Securities underlying options (#)(b)	All Other Compensation ($)(c)
Richard C. Vie	2003	1,000,000	542,000	524,582	6,000
Chairman of the Board &	2002	987,500	50,000	410,011	5,500
Chief Executive Officer	2001	937,500	150,000	524,594	5,100

Donald G. Southwell	2003	656,250	365,850	119,119	6,000
President & Chief	2002	581,250	75,000	112,679	5,500
Operating Officer	2001	512,500	75,000	103,413	5,100

Eric J. Draut	2003	481,250	290,500	80,848	6,000
Executive Vice President &	2002	406,250	134,375	67,046	5,500
Chief Financial Officer	2001	337,500	136,250	101,679	5,100

Scott Renwick	2003	330,000	184,280	45,910	6,000
Senior Vice President,	2002	290,000	40,000	39,799	5,500
General Counsel & Secretary	2001	250,000	50,000	37,793	5,100

Edward J. Konar	2003	198,000	55,013	24,804	6,000
Vice President	2002	179,750	40,000	19,203	5,500
	2001	166,750	40,000	28,442	5,100

(a)

Cash bonuses are listed for the year earned, but in most cases are paid in the following year. All bonuses shown for 2003 are formula bonuses paid under the 1998 Bonus Plan. No formula bonuses were paid under the 1998 Bonus Plan for 2001 or 2002, except to Mr. Draut, whose annual bonus totals for such years include both formula and discretionary bonuses. Messrs. Vie, Southwell, Draut, Renwick and Konar received discretionary bonuses of $50,000, $75,000, $60,000, $30,000 and $40,000, respectively, for 2002. Messrs. Vie, Southwell, Draut, Renwick and Konar received discretionary bonuses of $150,000, $75,000, $75,000, $50,000, and $40,000, respectively, for 2001. Such discretionary bonuses are included in the bonus totals in this table.

(b)	All options reflected in this column were granted pursuant to the Unitrin, Inc. 1990, 1997 and 2002 Stock Option Plans and include automatic grants of restorative options and, in the case of grants made pursuant to the 2002 Stock Option Plan, tandem stock appreciation rights (See also footnote (a) to the table captioned “Option/SAR Grants in 2003 Fiscal Year” beginning on page 26).

(c)	The amounts shown in this column represent Company matching contributions to the named officers’ accounts under the Company’s 401(k) Savings Plan.

Equity Compensation Plan Information

The Company maintains the Unitrin, Inc. 1990 Stock Option Plan, the Unitrin, Inc. 1995 Non-Employee Director Stock Option Plan, the Unitrin, Inc. 1997 Stock Option Plan, and the Unitrin, Inc. 2002 Stock Option Plan.

The following table gives information about equity awards under the Company’s above-mentioned stock option plans as of December 31, 2003:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) *
Equity compensation plans approved by security holders	5,719,488	34.69	4,230,105

Equity compensation plans not approved by security holders	0	0	0

Total	5,719,488	34.69	4,230,105

*

The Company’s stock option plans include provisions to automatically grant restorative stock options (“Restorative Options”) to replace shares of previously-owned Common Stock that an exercising option holder surrenders, either actually or constructively, in order to satisfy the exercise price and/or tax withholding obligations relating to the exercise. Restorative Options are subject to the same terms and conditions as the original options, including the expiration date, except that the exercise price of a Restorative Option is equal to the fair market value of Common Stock on the date of its grant.

Restorative Options cannot be exercised until six months after the date of grant. The grant of a Restorative Option does not result in an increase in the total number of shares and options held by an option holder, but changes the mix of the two. For further discussion of Restorative Options, please refer to footnote (a) of the following table, captioned “Option/SAR Grants in 2003 Fiscal Year.” Each option granted under the 2002 Stock Option Plan is coupled with a tandem stock appreciation right (SAR). A SAR entitles the holder to surrender all or a portion of an unexercised vested option in exchange for shares of Common Stock having an aggregate value equal to the embedded gain in the surrendered option.

Option/SAR Grants in 2003 Fiscal Year

	Individual Grants					Grant Date Value
Name	Number of Securities Underlying Options/SARs Granted (#)(a)		Percent of Total Options/SARs Granted to Employees in 2003	Exercise Price ($/s)(b)	Expiration Date	Grant Date Present Value ($)(c)
Richard C. Vie	200,000	*	12.43	25.37	02/05/13	760,000
	22,479		1.40	29.60	02/05/13	43,384
	22,057		1.37	30.45	02/05/13	43,893
	41,091		2.55	34.16	05/03/10	95,331
	1,530		0.10	34.16	05/03/10	3,550
	39,024		2.42	36.90	05/03/10	116,682
	1,455		0.09	36.90	05/03/10	4,350
	45,240		2.81	38.19	05/05/09	140,244
	1,412		0.09	38.19	05/05/09	4,377
	46,155		2.87	38.78	05/02/11	144,927
	44,805		2.78	40.52	05/02/11	140,688
	4,432		0.28	40.52	05/14/07	13,916
	14,422		0.90	40.52	02/01/05	45,285
	23,483		1.46	40.52	02/01/05	73,737
	16,997		1.06	40.52	02/01/05	53,371

Donald G. Southwell	70,000	*	4.35	25.37	02/05/13	282,968
	15,735		0.98	29.60	02/05/13	35,309
	6,967		0.43	33.30	05/03/10	17,971
	509		0.03	33.30	05/03/10	1,313
	8,699		0.54	33.30	05/01/06	22,439
	17,209		1.07	33.30	05/01/06	44,391

	Individual Grants					Grant Date Value
Name	Number of Securities Underlying Options/SARs Granted (#)(a)		Percent of Total Options/SARs Granted to Employees in 2003	Exercise Price ($/s)(b)	Expiration Date	Grant Date Present Value ($)(c)
Eric J. Draut	50,000	*	3.11	25.37	02/05/13	202,120
	11,229		0.70	29.64	02/05/13	25,232
	9,130		0.57	34.16	05/03/10	24,159
	510		0.03	34.16	05/03/10	1,350
	8,671		0.54	36.90	05/03/10	28,085
	483		0.03	36.90	05/03/10	1,564
	825		0.05	41.81	05/05/09	2,942

Scott Renwick	25,000	*	1.55	25.37	02/05/13	101,060
	5,587		0.35	29.85	02/05/13	12,643
	10,272		0.64	34.16	05/03/10	27,181
	764		0.05	34.16	05/03/10	2,022
	1,809		0.11	37.00	02/01/05	5,185
	1,912		0.12	37.00	01/31/06	5,480
	292		0.02	37.00	05/04/04	837
	134		0.01	37.00	02/01/05	384
	140		0.01	37.00	01/31/06	401

Edward J. Konar	10,000	*	0.62	25.37	02/05/13	40,424
	2,210		0.14	30.34	02/05/13	5,083
	2,307		0.14	33.62	05/03/10	6,008
	128		0.01	33.62	05/03/10	333
	2,382		0.15	37.00	05/02/11	7,736
	856		0.05	37.00	05/04/04	2,780
	534		0.03	37.00	05/04/04	1,734
	2,167		0.13	36.90	05/03/10	7,019
	120		0.01	36.90	05/03/10	389
	4,100		0.25	38.78	05/02/11	13,956

(a)

Grants in this table marked with an asterisk represent awards made to the named executive officers by the Compensation Committee in 2003. Grants not so marked represent Restorative Options. Restorative Options are granted when an option holder exercises a stock option and makes payment of the exercise price and/or the resulting tax obligations using shares of previously-owned Common Stock. In such a case, the option holder is granted a Restorative Option for the total number of shares used to make such payment. A Restorative Option becomes fully exercisable six months after its date of grant and expires on the same date as the original option. A Restorative Option is intended to enable an option holder to remain in essentially the same economic position with respect to potential appreciation of the Common Stock as if he or she had continued to hold the original option unexercised. All options granted in 2003 were non-qualified options for federal income tax purposes. All options granted to the named executive officers under the Unitrin, Inc. 1990 and 1997 Stock Option Plans include Restorative Options. All options granted under the 2002 Stock Option Plan include Restorative Options and tandem SARs.

(b)	Exercise prices were set in all cases at the fair market value of the Company’s Common Stock on the date of grant.
(c)	The Black-Scholes option pricing model was used to estimate the fair value of each option/SAR on the grant date. The assumptions used in the pricing model were as follows: (i) the expected dividend yield used was between 4.24% and 4.65% for 2003; (ii) the weighted-average expected volatility used was between 20.8% and 26.0% for 2003; (iii) the weighted-average risk-free interest rate used was the average yield on zero coupon U.S. Government securities with a maturity comparable to the expected life of each option; and (iv) the expected lives of the options ranged between 1 to 7 years. The Company’s use of the Black-Scholes model should not be viewed as a forecast of the future performance of the Common Stock.

Aggregated Option/SAR Exercises in 2003 Fiscal Year,

and Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)(a)	Value Realized ($)(b)	Number of Securities Underlying Unexercised Options/SARs At FY-end (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options/SARs At FY-End ($)(c) Exercisable/ Unexercisable
Richard C. Vie	376,921	1,997,870	713,885/624,582	1,903,406/4,111,855
Donald G. Southwell	53,143	180,436	271,900/130,884	1,410,540/1,181,400
Eric J. Draut	34,588	179,621	193,796/105,848	2,851,908/ 930,535
Scott Renwick	23,251	111,381	87,001/ 58,410	495,964/ 509,565
Edward J. Konar	16,149	67,127	29,779/ 29,804	100,367/ 218,604

(a)	Substantially all option exercises by the named executive officers in 2003 were exercises in which the officers surrendered previously acquired shares of Common Stock as payment for the exercises. (See footnote (a) to the table captioned “Option/SAR Grants in 2003 Fiscal Year” beginning on page 26.) The shares reflected in this column are the gross shares issued in the exercise transactions, without deduction of the shares surrendered as payment. The actual net increase in the number of shares issued to these officers as a result of such transactions was as follows: Vie (37,771); Southwell (4,024); Draut (3,740); Renwick (2,341); and Konar (1,345).
(b)	The “value realized” represents the difference between the exercise price of the shares acquired and the market price of such shares on the date or dates of exercise, without regard to any related tax obligations.
(c)	The value of unexercised in-the-money options/SARs is calculated by subtracting the applicable exercise price from $41.41 (the closing price of the Common Stock on December 31, 2003) and multiplying the resulting difference by the number of shares covered by the options/SARs in question.

Unitrin Common Stock Performance Graph

The following Performance Graph assumes $100 invested on December 31, 1998 in (i) the Company’s Common Stock, (ii) the S&P MidCap 400 Index, and (iii) the S&P Mid-Cap Multi-Lines Insurance Index, in each case with dividends reinvested. The Company is a constituent of both the S&P MidCap 400 Index and the S&P Mid-Cap Multi-Lines Insurance Index.

The comparisons in the Graph below are based on historical data and are not intended to forecast the possible future performance of the Company’s Common Stock.

Pension Plans

The following table shows, for specified levels of average final compensation and years of credited service, the estimated annual benefits payable under the Company’s tax-qualified pension plan (the “Pension Plan”) and a related, non-qualified, supplemental executive pension plan.

Annual Pension Benefits—2004 Estimates

Average Final Annual Compensation ($)	Annual Benefit Expressed in Dollars Years of Credited Service
	5	10	15	20	25	30+
200,000	15,070	30,140	45,210	60,280	75,350	90,419
300,000	23,320	46,640	69,960	93,280	116,600	139,919
400,000	31,570	63,140	94,710	126,280	157,850	189,419
500,000	39,820	79,640	119,460	159,280	199,100	238,919
600,000	48,070	96,140	144,210	192,280	240,350	288,419
700,000	56,320	112,640	168,960	225,280	281,600	337,919
800,000	64,570	129,140	193,710	258,280	322,850	387,419
900,000	72,820	145,640	218,460	291,280	364,100	436,919
1,000,000	81,070	162,140	243,210	324,280	405,350	486,419
1,100,000	89,320	178,640	267,960	357,280	446,600	535,919
1,200,000	97,570	195,140	292,710	390,280	487,850	585,419
1,300,000	105,820	211,640	317,460	423,280	529,100	634,919
1,400,000	114,070	228,140	342,210	456,280	570,350	684,419
1,500,000	122,320	244,640	366,960	489,280	611,600	733,919
1,600,000	130,570	261,140	391,710	522,280	652,850	783,419
1,700,000	138,820	277,640	416,460	555,280	694,100	832,919
1,800,000	147,070	294,140	441,210	588,280	735,350	882,419
1,900,000	155,320	310,640	465,960	621,280	776,600	931,919
2,000,000	163,570	327,140	490,710	654,280	817,850	981,419

The foregoing benefits are illustrated as straight-life annuities and are not subject to reduction for Social Security or other offset amounts. Average final compensation represents the average annual covered compensation (defined below) paid for the 60 consecutive months with the highest covered compensation in the 120-month period ending three months prior to retirement. These benefit estimates assume retirement in 2004 at age 65 or older.

The years of credited service in the Pension Plan as of December 31, 2003 for each of the Company’s named executive officers are as follows: Mr. Vie (12); Mr. Southwell (7); Mr. Draut (12); Mr. Renwick (12); and Mr. Konar (12). Compensation covered by the Pension Plan is the participant’s base salary and bonuses as defined in the Pension Plan, but does not include compensation attributable to the exercise of stock options. The covered compensation for the executive officers named in the Summary Compensation Table beginning on page 24 is the total of their salary and bonus amounts.

Mr. Vie formerly participated in a defined benefit retirement plan sponsored by a subsidiary of the Company. His participation in that plan was suspended on January 1, 1992 and no further contributions will be made on his behalf; however, he will be entitled to benefits under the plan upon retirement based on contributions made through the end of 1991. If he were to retire at his current age of 66, Mr. Vie would receive annual benefits of $20,971 under that plan.

Change of Control Arrangements

The Company has entered into individual severance agreements with the currently serving named executive officers (the “Agreements”). The Agreements provide various severance benefits to such officers in the event their employment is involuntarily terminated (other than for cause, disability or death) or voluntarily terminated, in either case within two years after a change of control. Such benefits are also payable to such officers in the event their employment is involuntarily terminated (other than for cause, disability or death) or voluntarily terminated for certain specified reasons, in either case in anticipation of a change of control. A change of control is deemed to occur if any person is or becomes, directly or indirectly, the beneficial owner of 25% or more of the voting power of the Common Stock, or the individuals who comprised the Company’s Board of Directors on the date of the Agreement, or any of the individuals they nominate, cease to comprise a majority of the Board. Each executive officer would be entitled under the Agreements to: (i) a lump sum severance payment based on a multiple (specified below) of his annualized salary; (ii) continuation for up to three years of the life and health insurance benefits that were being provided by the Company to such officer and his family immediately prior to termination; and (iii) outplacement services at the Company’s expense for up to fifty-two weeks. The Agreements contain identical terms and conditions, except that the severance compensation multiple is 3.0 for Mr. Vie and 2.0 for the other executive officers.

The Agreements are not employment contracts. Benefits payable are to be grossed-up to the extent that a recipient would be subject to an excise tax under Section 4999 of the Internal Revenue Code (including any interest or penalties imposed with respect to such tax) due to the receipt of such benefits or any other benefits that constitute “excess parachute payments” for purposes of Section 280G of the Internal Revenue Code. In determining whether there are excess parachute payments, consideration must be given to payments triggered by a change in the Company’s control. Depending on what actions are taken by the Company’s Board of Directors under the Company’s stock option plans in connection with a change in control, certain amounts relating to nonqualified stock options would be factored into the determination regarding excess parachute payments. If severance benefits along with potential stock option amounts had become payable on December 31, 2003 as a result of a change of control on that date, no executive officers would have received gross-ups for excess parachute payments.

PROPOSAL 2:

APPROVAL OF THE UNITRIN, INC.

INCENTIVE BONUS PLAN

On February 3, 2004, the Compensation Committee of the Board of Directors adopted the Unitrin, Inc. Incentive Bonus Plan (the “Incentive Bonus Plan”), subject to shareholder approval. The following plan description is only a summary. For a full description of the Incentive Bonus Plan, please see the copy of the Incentive Bonus Plan attached as Appendix A to this Proxy Statement.

General

The purpose of the Incentive Bonus Plan is to motivate and reward eligible executives of the Company and its subsidiaries for achieving the Company’s financial performance objectives. The Incentive Bonus Plan is designed to qualify as a performance-based compensation program under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the “Internal Revenue Code”) in order to preserve the Company’s federal income tax deduction for bonuses paid under the Incentive Bonus Plan.

Proposal

The Board of Directors has adopted the Incentive Bonus Plan to replace the Unitrin, Inc. 1998 Bonus Plan for Senior Executives (the “1998 Plan”), subject to approval by the Company’s shareholders at the 2004 Annual Meeting. The Incentive Bonus Plan is substantially identical to the 1998 Plan, and reflects clarifications related to persons eligible to participate and non-substantive technical changes.

Administration

The Incentive Bonus Plan is to be administered by a committee (the “Committee”) consisting solely of at least two directors of the Company who qualify as “outside directors” under Internal Revenue Code Section 162(m). The Compensation Committee, currently comprised of Messrs. Annable, Geoga, Johnston and Kauth serves and will continue to serve as such Committee unless and until a different committee is appointed by the Company’s Board of Directors.

Eligibility

The eligible participants of the Incentive Bonus Plan are (i) the executive officers of the Company other than the Company’s principal accounting officer and controller (“Eligible Officers”), and (ii) such other key employees of the Company and its subsidiaries as the Committee may designate in its discretion. A participant must generally be employed by the Company or one of its subsidiaries on the last day of a given year in order to receive payment of a bonus for such year. As of January 1, 2004, seven Eligible Officers and 64 other key employees were eligible to participate in the Incentive Bonus Plan.

Determination of Bonus

Each year, the Committee will establish objective performance criteria for such year by not later than the latest date permitted under Internal Revenue Code Section 162(m). Such criteria may (but need not) differ for each participant in the Incentive Bonus Plan, but shall be based on one or more of the following factors, individually or in combination: (a) net income from operations and/or average increase in dollars of operating income of the Company or any of its subsidiaries or operating units; (b) operating earnings per share of the Company; (c) bad debt experience of the Company’s consumer finance business; (d) return on revenues, assets or equity; (e) increases in revenues or cash flow; (f) reductions in costs; or (g) the market value of the Company’s Common Stock. The award of a bonus for any given year is conditioned on the attainment of the relevant performance criteria as certified by the Committee.

Plan Benefits

Each year, the Committee will set the detailed formulas associated with the performance criteria for the upcoming year. The formulas that the Committee has established for 2004 are not disclosed in this Proxy Statement based on the Committee’s belief that such formulas include confidential commercial or business information, the disclosure of which would adversely affect the Company. Because performance criteria may vary from year to year and from participant to participant, and because the Company’s performance varies from year to year, benefits payable for future years under the Incentive Bonus Plan are not presently determinable.

The following table shows the actual bonuses paid under the 1998 Plan for 2003. Actual bonuses payable under the Incentive Bonus Plan for 2004 are not presently determinable, as they depend upon the Company’s performance results for the 2004 fiscal year. Non-employee directors are not eligible to participate in the Incentive Bonus Plan.

Plan Benefits

Incentive Bonus Plan

Name and Principal Position	Dollar Value of 2003 Paid Bonuses(a)
Richard C. Vie, Chairman of the Board & CEO	542,000
Donald G. Southwell, President & COO	365,850
Eric J. Draut, Executive Vice President & CFO	290,500
Scott Renwick, Senior Vice President, Secretary and General Counsel	184,280
Edward J. Konar, Vice President	55,013
Eligible Officer Group (7 persons)	1,528,699
Non-Officer Employee Group	2,339,239
Total of Eligible Officer and Non-Officer Employee Groups	3,867,935

(a)	Pursuant to the formulas adopted under the 1998 Bonus Plan for 2003, the maximum bonuses which could have been paid for 2003 were $6,639,196 in total. Thus, actual bonus payments for 2003 were approximately 58% of the maximum amounts potentially payable. Pursuant to the formulas adopted under the Incentive Bonus Plan for 2004, the maximum bonuses which could be paid for 2004 are $7,162,199 in total, which are approximately 108% of the maximum bonuses which could have been paid for 2003 under the 1998 Bonus Plan.

Limits on Awards

No bonus awarded under the Incentive Bonus Plan may exceed 100% of the participant’s base salary. The amount of each participant’s base salary that will be used in computing a bonus for a given year will be fixed at the same time as the Committee establishes the performance criteria for such year.

Amendment and Termination

The Committee may amend, terminate or suspend the Incentive Bonus Plan at any time, but no such action shall alter or invalidate any bonus if the relevant performance criteria for such bonus have been attained. Once established by the Committee, the performance criteria for a particular year may not be changed. Incentive Bonus Plan amendments will be submitted to the Company’s shareholders for approval only to the extent required by applicable law or to continue to meet the deductibility requirements of Internal Revenue Code Section 162(m).

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU

VOTE “FOR” APPROVAL OF PROPOSAL 2.

PROPOSAL 3:

APPROVAL OF THE EXTENSION OF THE TERM OF THE

UNITRIN, INC. 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

The Unitrin, Inc. 1995 Non-Employee Director Stock Option Plan was adopted by the Board of Directors on August 2, 1995 and was approved by the Company’s shareholders at the 1996 Annual Meeting. Under the existing terms of the 1995 Non-Employee Director Stock Option Plan, as amended and restated (the “Director Option Plan”), no new grants may be made after August 2, 2005. On February 4, 2004, the Board of Directors approved a ten-year extension of the Director Option Plan, subject to shareholder approval. The following description of the Director Option Plan is only a summary. For a full description of the Director Option Plan, please see the copy of the Director Option Plan attached as Appendix B to this Proxy Statement.

General

The purpose of the Director Option Plan is to encourage ownership in the Company by non-employee directors and to attract and retain qualified non-employee directors. As described hereafter, four types of stock option grants may be issued under the Director Option Plan: initial option grants; annual option grants; restorative option grants; and retainer option grants. All options that may be granted under the Director Option Plan are referred to collectively as “Options.”

Proposal

As of the date of this Proxy Statement, Options covering 240,000 shares of the Company’s Common Stock remain available for future grants under the Director Option Plan. At the current annual rate of Option grants, this remaining authorization would support annual grants for at least eight more years (including 2004). However, unless extended as proposed herein, the Director Option Plan will prohibit any grants after August 2, 2005. In order to fully utilize the Options and shares initially authorized by the Board and the Company’s shareholders in 1996, the Board has approved the extension of the Director Option Plan for an additional ten years, subject to approval by the Company’s shareholders at the 2004 Annual Meeting. No other changes to the Director Option Plan are being proposed.

Administration

The Director Option Plan is administered by a committee (“Committee”) consisting of two or more individuals who qualify as “Non-Employee Directors” under SEC Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (“Exchange Act”). The Compensation Committee serves as the Committee unless and until a different Committee is appointed by the Board of Directors.

Shares Subject to the Plan

The shares offered under the Director Option Plan consist of the Company’s authorized but unissued shares or treasury shares of Common Stock and, subject to adjustment as discussed below, the aggregate number of shares which may be subject to Options may not exceed 400,000 over the life of such Plan. As noted above, out of this aggregate authorization of 400,000 shares, 240,000 shares remain available for issuance presently. If any Option granted under the Director Option Plan shall expire or terminate for any reason without having been exercised or vested, the unpurchased shares subject thereto will again be available for Options to be granted under the Director Option Plan. Options granted under the Director Option Plan will not be qualified as “incentive stock options” under Section 422 of the Internal Revenue Code.

Eligibility

Each director of the Company who (i) first becomes a director after November 1, 1993 and is not an employee of the Company or any subsidiary of the Company, or (ii) has retired as an employee of the Company or a subsidiary of the Company, is eligible to participate in the Director Option Plan (“Eligible Director”).

Terms of Options

Initial Option Grants

An Option covering 4,000 shares of Common Stock is granted to each Eligible Director on the date that he or she first becomes an Eligible Director.

Annual Option Grants

An Option covering 4,000 shares of Common Stock is granted to each Eligible Director automatically at the conclusion of each Company Annual Meeting.

Restorative Option Grants

If an Eligible Director elects to pay some or all of the exercise price of an Option granted on or after May 3, 2000 and which is not scheduled to expire within six months (“Underlying Option”) with previously owned shares of Common Stock, then the Eligible Director shall be issued an Option covering shares of Common Stock equal to the number of shares used to pay the exercise price (“Restorative Option”). A Restorative Option shall have an exercise price equal to the fair market value of the Common Stock on the date the Underlying Option is exercised, and will fully vest six months after it is granted. All other terms of the Restorative Option, including its expiration, shall be identical to the terms of the Underlying Option.

Retainer Option Grants

Eligible Directors may file with the Committee at least six months prior to the commencement of a fiscal year of the Company (“Plan Year”) an irrevocable election to receive an Option in lieu of the Annual Retainer for service during such Plan Year (“Retainer Option”). An “Annual Retainer” refers to the annual fee which an Eligible Director would be entitled to receive for serving as a director during a Plan Year, but does not include separate fees paid for attendance at meetings or any sums payable to such Eligible Director for any other services provided to the Company. Any Retainer Options are granted on the first business day of a Plan Year and encompass the nearest number of whole shares determined by dividing the Annual Retainer by the fair market value (as hereafter described) of a share of Common Stock on the date of grant.

If a director first becomes an Eligible Director less than six months before the commencement of a Plan Year, such director may receive a Retainer Option for such Plan Year by filing an election with the Committee. In such case, the Retainer Option shall be granted on the first business day which is six months and one day after the date of such election. Such Retainer Option shall pertain only to that portion of the Annual Retainer remaining to be paid during such Plan Year on or after the date of grant.

Duration of Options

Except for Restorative Options, as described above, each Option and all rights associated therewith shall expire ten years from the date of grant, subject to earlier termination as a result of the director’s termination from service, death or disability, as described below under “Termination of Directorship.”

Purchase Price

The purchase price of a share of Common Stock covered by an Option shall be the fair market value of such share on the date of grant of such Option, as defined in the Director Option Plan and summarized below.

Exercise of Options

Except for Restorative Options, as described above, each Option shall be exercisable in full one year after the date of its grant. The purchase price for shares may be paid in cash, shares of Common Stock already held by the Option holder or through a broker-assisted cashless exercise transaction. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their fair market value on the date of exercise.

Fair Market Value of Common Stock

For purposes of the Director Option Plan, the fair market value of a share of Common Stock shall be determined by reference to the closing price on the New York Stock Exchange as reported by The Wall Street Journal for the date on which the Option is granted or exercised, as the case may be. Under this formulation, the fair market value of Common Stock as of March 15, 2004 was $40.91.

Grants Under the Director Option Plan

The number of Annual and Retainer Options to be granted to Eligible Directors under the Director Option Plan in 2004 are set forth in the table below. As all current Eligible Directors were Board members prior to 2004, none will receive Initial Options in 2004. The number of Restorative Options which may be issued in 2004 is not determinable at this time, since Restorative Options result from the exercise of Underlying Options and the timing and amounts of such exercises are within the discretion of the Eligible Directors holding such Options. No Restorative Options were issued to Eligible Directors in 2003.

Plan Benefits

1995 Non-Employee Director Stock Option Plan

Name of Director(a)	No. of Annual Options (2004)	No. of Retainer Options (2004)(b)
James E. Annable	4,000	0
Douglas G. Geoga	4,000	0
Reuben L. Hedlund	4,000	0
Jerrold V. Jerome	4,000	0
William E. Johnston, Jr.	4,000	0
Wayne Kauth	4,000	0
Ann E. Ziegler	4,000	0
Eligible Non-Employee Director Group (7 persons)	28,000	0

(a)	Messrs. Sarofim, Draut, Southwell and Vie are not eligible to participate in the Director Option Plan.
(b)	Since the inception of the Director Option Plan, no Retainer Options have been issued.

Transferability

Options are not transferable, other than by will or the laws of descent and distribution, and may not be pledged or otherwise encumbered either voluntarily or by operation of law, except to the extent transfer is permitted by Rule 16b-3 of the Exchange Act and approved by the Committee.

Termination of Directorship

All rights of a director in an Option, to the extent that the Option has not been exercised, terminate three months after the date of the termination of his or her services as a director for any reason other than: (i) the death of the director; (ii) cessation of services as a director because the individual, although nominated by the Board of Directors, is not elected by the shareholders to the Board of Directors; or (iii) retirement because of total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code (collectively, “Termination Events”). If a director ceases to be a director of the Company because of a Termination Event, his or her unvested Options shall vest immediately. All vested Options expire twelve months after the date of a Termination Event.

Adjustment Provisions

If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under the Director Option Plan. A corresponding adjustment will be made to previously granted, unexercised Options.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, the Director Option Plan will terminate, and all Options theretofore granted thereunder will immediately become exercisable.

Duration, Amendment and Termination

The Board of Directors may at any time terminate the Director Option Plan. The Board of Directors may also at any time amend or revise the terms of the Director Option Plan, provided that no such amendment or revision will become effective without the approval of the Company’s shareholders if such approval is required in order to comply with Rule 16b-3 of the Exchange Act or any other applicable law or regulation. Director Option Plan provisions relating to the amount, price and timing of Options may be amended only by action of the shareholders, but not more than once every six months, other than to comport with changes in the Internal Revenue Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules in effect thereunder.

Federal Income Tax Information

Under the Internal Revenue Code, the grant of a nonqualified stock option has no tax effect on the Company or the Option holder. Generally, the exercise of an Option will result in ordinary income to the Option holder equal to the excess of the fair market value of the shares at the time of exercise over the Option exercise price. If the Option holder pays cash to exercise the Option, the Option holder’s tax basis in the shares received will be the aggregate exercise price paid by the Option holder plus the amount of taxable income recognized upon exercise. Upon any subsequent disposition of such shares, gain or loss will be capital gain or loss, and will be long-term if such shares are held more than one year after exercise. Generally, the Company will be allowed, at the time of recognition of ordinary income by the Option holder, to take a deduction for federal income tax purposes in an amount equal to such recognized income.

If the Option holder pays the exercise price by delivering existing shares of Common Stock, the tax treatment of the income from the difference between the Option price and the fair market value of the stock received is the same as described above. Generally, there is no gain recognized by the Option holder on the transfer of the Option holder’s existing stock; instead, the corresponding number of shares received on exercise of the Option will be treated as if they are the same as the shares used to pay for the exercise of the Option. Thus, gain on the shares used to pay the Option price will be deferred until the substituted shares received are later sold. The basis in the remaining shares received upon exercise of the Option will be equal to the income recognized as a result of such exercise.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU

VOTE “FOR” APPROVAL OF PROPOSAL 3.

INCORPORATION BY REFERENCE

Notwithstanding any general statement to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement into such filings, the Report of the Audit Committee, the Report of the Compensation Committee, and the Unitrin Common Stock Performance Graph (and related data points) contained in this Proxy Statement shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed under such Acts.

* * * * * * *

This Proxy Statement and the form of proxy are being mailed and delivered to the Company’s shareholders by authority of the Board of Directors.

Scott Renwick

Secretary

APPENDIX A

UNITRIN, INC.

INCENTIVE BONUS PLAN

1.    PURPOSE

The purpose of the Unitrin, Inc. Incentive Bonus Plan (“Bonus Plan”) is to motivate and reward eligible executives of Unitrin, Inc. (the “Company”) and its subsidiaries for achieving the Company’s financial performance objectives. The Bonus Plan is designed to qualify as a performance-based compensation program under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the “Code”) in order to preserve the Company’s federal income tax deduction for bonuses paid hereunder. This Bonus Plan shall not be effective and no bonus shall be paid hereunder unless and until the Bonus Plan has been approved by the stockholders of the Company. Participation in this Bonus Plan shall not preclude the Company or any subsidiary from paying any other bonus or other remuneration to any employee who has been designated a participant in the Bonus Plan.

2.    THE COMMITTEE

The Bonus Plan will be administered by a committee (the “Committee”) consisting solely of at least two directors of the Company who qualify as “outside directors” under Code Section 162(m). The Committee shall have the sole authority to administer and interpret the Bonus Plan, provided that all provisions of the Bonus Plan shall be interpreted whenever possible in a manner to comply with Code Section 162(m).

3.    COVERED INDIVIDUALS

The individuals entitled to participate in this Bonus Plan are: (i) the executive officers of the Company other than the Company’s principal accounting officer and controller (“Eligible Officers”), and (ii) such other key employees of the Company and its subsidiaries as are designated as participants by the Committee from time to time in its sole discretion. Except for the Eligible Officers, the designation of any employee as a participant in the Bonus Plan for a particular year shall not confer on such employee any right to be a participant in any successive year.

4.    DETERMINATION OF BONUSES

The Committee shall establish objective performance criteria for each calendar year of the Company not later than the latest date permitted under Code Section 162(m). Such criteria may differ for each participant in the Bonus Plan, but shall be based on one or more of the following factors, individually or in combination: (a) net income from operations and/or average increase in dollars of operating income of the Company or any of its subsidiaries or operating units, (b) operating earnings per share of the Company, (c) bad debt experience of the Company’s consumer finance business, (d) return on revenues, assets or equity,

A-1

(e) increases in revenues or cash flow, (f) reductions in costs, or (g) the market value of the Company’s common stock. The Committee shall also establish a maximum bonus for each participant, which shall not exceed 100% of such participant’s base salary. The amount of each participant’s base salary that shall be used in computing a bonus for a given year shall be fixed at the same time as the Committee establishes the performance criteria for such year. Bonuses shall be awarded for a given calendar year based on attainment of the established performance criteria for such year, as certified in writing by the Committee.

5.    PAYMENT OF BONUSES

The payment of a bonus for a given year requires that the participant be employed by the Company or one of its subsidiaries as of the last day of such calendar year. The Committee may, in its discretion, make exceptions to this requirement in the case of retirement, death or disability.

6.    AMENDMENT, TERMINATION AND SUSPENSION

The Committee reserves the right to amend, terminate or suspend this Bonus Plan at any time; provided that no such amendment, termination, or suspension shall alter, terminate, suspend or otherwise invalidate any bonus for a given year if the relevant performance criteria for such year have been attained. Once established by the Committee, the performance criteria for a particular year may not be changed by the Committee or the Company. Bonus Plan amendments will require stockholder approval only to the extent required by applicable law, or to continue to meet the deductibility requirements of Code Section 162(m).

7.    MISCELLANEOUS

Nothing in this Bonus Plan confers the right on any participant to continue in the employ of the Company or any of its subsidiaries or to any remuneration or benefits not set forth in the Bonus Plan. The Bonus Plan is intended to constitute an “unfunded” plan for incentive compensation. Nothing in this Bonus Plan shall give any participant any rights greater than those of a general unsecured creditor of the Company with respect to any bonuses which have been awarded but not paid.

ADOPTED:    February 3, 2004

A-2

APPENDIX B

UNITRIN, INC.

1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Amended and Restated

as of February 4, 2004

1.    Purpose.

The purpose of this 1995 Non-Employee Director Stock Option Plan (“Plan”) of Unitrin, Inc. (“Company”) is to encourage ownership in the Company by non-employee directors of the Company and to attract and retain qualified non-employee personnel to serve as directors of the Company.

2.    Administration.

The Plan will be administered by a committee or committees (which term includes subcommittees) consisting of two or more persons appointed by the Board of Directors of the Company. The composition of any committee responsible for administration of the Plan shall comply with the applicable requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Members of a committee will serve for such term as the Board of Directors may determine, subject to removal by the Board of Directors at any time. With respect to any matter, the term “Committee” refers to the committee that has been delegated authority with respect to such matter.

Subject to the provisions of the Plan, the Committee shall have authority: (i) to construe and interpret the Plan; (ii) to define the terms used herein; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to make such changes to the Plan as may become necessary or advisable to comply with the Exchange Act or other legal requirements; and (v) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries.

3.    Shares Subject to the Plan.

The shares to be offered under the Plan shall consist of authorized but unissued shares or treasury shares of the Company’s common stock (“Common Stock”) and, subject to adjustment as provided in paragraph 13 hereof, the aggregate amount of Common Stock which may be subject to options granted pursuant to paragraphs 5a, 5b and 5c hereunder (“Options”) shall not exceed 400,000 shares. If any Option granted under the Plan shall expire or terminate for any reason, without having been exercised or vested in full, as the case may be, the unpurchased shares subject thereto shall again be available for Options to be granted under the Plan. Options granted under the Plan will not be qualified as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). All Options granted under the Plan shall be granted on or before August 2, 2015, except for restorative options which may continue to be granted after August 2, 2015 until the expiration dates of the original options to which such restorative options relate, subject to the limitation in the last sentence of paragraph 5f.

4.    Eligibility.

Each director of the Company who first becomes a director after November 1, 1993 and is not an employee of the Company or any subsidiary of the Company and each director who has retired as an employee of the Company or a subsidiary of the Company shall be eligible to participate in the Plan (“Eligible Directors”). Each Option granted under the Plan shall be governed by an agreement in such form as the Committee shall from time to time approve.

5.    Stock Option Grants.

a.  Initial Option Grants.

An Option covering 4,000 shares of Common Stock shall be granted to such director on the date that he or she first becomes an Eligible Director.

b.  Annual Option Grants.

An Option covering 4,000 shares of Common Stock will be granted to each Eligible Director automatically at the conclusion of each Company Annual Meeting.

c.  Retainer Option Grants.

Eligible Directors may file with the Committee or its designee at least six months prior to the commencement of a fiscal year of the Company (“Plan Year”) an irrevocable election to receive an Option in lieu of the Annual Retainer for service during the Plan Year (“Retainer Option”). Retainer Options will be granted on January 2 of a Plan Year (or if January 2 is not a business day, on the next succeeding business day) for service during such Plan Year. The number of shares of Common Stock to be subject to a Retainer Option shall be equal to the nearest number of whole shares determined by dividing the Annual Retainer by the fair market value of a share of Common Stock on the date of grant. For these purposes “Annual Retainer” shall mean the amount of money which the Eligible Director would be entitled to receive for serving as a director during the Plan Year, but shall not include the amount of money which the Eligible Director would be entitled to receive for any other services to be provided to the Company.

Notwithstanding the foregoing, elections to receive Retainer Options may be made at any time during a Plan Year so long as such elections are made at least six months in advance of receiving the corresponding Retainer Options and the director making such election first becomes an Eligible Director less than six months before the commencement of the subject Plan Year. In any such case, the Retainer Option shall be granted on the first business day which is six months and one day after the date of the director’s election to receive a Retainer Option. Such Retainer Option shall pertain only to that portion of the Annual Retainer remaining to be paid during such Plan Year on or after the date of grant.

d.  Duration of Options.

Subject to paragraph 9, below, each Option granted pursuant to this paragraph 5 and all rights associated therewith shall expire ten years from the date of grant.

e.  Purchase Price.

The purchase price of the stock covered by each Option shall be the fair market value (as defined in paragraph 6) of a share of Common Stock as of the date of the grant of such Option.

f.  Exercise of Options.

Options granted hereunder shall be exercisable during an Option holder’s lifetime only by the Option holder or by his or her guardian or legal representative. Each Option granted under this Plan shall be exercisable in full one year after the date of the grant. No Option may be exercised for a fraction of a share and no partial exercise of any Option may be for less than: (i) one hundred (100) shares; or (ii) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

The purchase price for the shares shall be paid in full at the time of exercise: (i) in cash or by check payable to the order of the Company; (ii) by constructive or actual delivery of shares of Common Stock already owned by, and in the possession of, the Option holder; (iii) by wire transfer to an account specified by the Company or (iv) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Option price (in which case the exercise will be effective upon receipt of such proceeds by the Company). Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their fair market value determined in accordance with paragraph 6 hereof. For purposes hereof, the term “constructive or actual delivery” means either: (i) presentation to the Company of a recent brokerage account statement or other written evidence satisfactory to the Committee evidencing beneficial ownership by an Eligible Director of shares of Common Stock other than shares held in 401(k), pension, IRA or similar accounts, or (ii) physical delivery of certificates evidencing shares of Common Stock, properly indorsed for transfer to the Company or with an appropriately executed stock power.

Subject to the remaining provisions of this paragraph 5f, if an Eligible Director elects to pay some or all of the exercise price of an Option granted on or after May 3, 2000 (the “Underlying Option”) by constructive or actual delivery, then such Eligible Director shall be granted an Option to purchase additional shares of Common Stock equal to the number of shares used by constructive or actual delivery to pay the exercise price (a “restorative option”). The exercise price of a restorative option shall be equal to one hundred percent (100%) of the fair market value of the Common Stock on the date the Underlying Option is exercised. The restorative option shall be fully vested beginning six months after the date of its grant and shall expire on the expiration date of the Underlying Option. All other terms of the restorative option shall be identical to the terms of the Underlying Option. No restorative option shall be granted if, on the date of exercise of the Underlying Option such Option would be scheduled to expire within six months.

6.    Fair Market Value of Common Stock.

For purposes of the Plan, the fair market value of a share of Common Stock shall be determined by reference to the closing price on the New York Stock Exchange (or the principal stock exchange or market on which the Common Stock is then listed) or, if the Common Stock is not then listed on a stock exchange or market, by reference to the mean between the bid and asked price of a share as supplied by the National Association of Securities Dealers (or its successor in function), in each case as reported by The Wall Street Journal, for the date on which the Option is granted or exercised, as the case may be, or if such date is not a business day, for the business day immediately preceding such date or, if for any reason no such price is available for such date, then by reference to the most recent closing price or the mean between the bid and asked price of a share for the last date on which the Common Stock was traded.

7.    Withholding Tax.

Upon the exercise of Options issued hereunder, the Company shall have the right to require the Option holder to pay the Company the amount of taxes, if any, which the Company may be required to withhold with respect to such shares.

8.    Transferability.

Options granted hereunder shall not be transferable, other than by will or the laws of descent and distribution, except to the extent: (i) transfer is permitted by Rule 16b-3 of the Exchange Act; and (ii) approved by the Committee. Subject to the foregoing, Options shall not be assigned, pledged or otherwise encumbered by the holder thereof, either voluntarily or by operation of law.

9.    Termination of Directorship.

All rights of a director in an Option, to the extent that the Option has not been exercised, shall terminate three months after the date of the termination of his or her services as a director for any reason other than: (i) the death of the director; (ii) cessation of services as a director because the individual, although nominated by the Board of Directors, is not elected by the shareholders to the Board of Directors; or (iii) retirement because of total and permanent disability as defined in Section 22(e)(3) of the Code (collectively, “Termination Events”). If a director ceases to be a director of the Company because of a Termination Event, his or her unvested Options shall vest immediately. All vested Options shall expire twelve months after the date of a Termination Event.

10.    No Right to Continue as a Director.

Neither the Plan nor the granting of an Option under the Plan shall constitute or be evidence of any agreement or understanding that any director has a right to continue as a director for any period of time or at any particular rate of compensation.

11.    Restrictions on Disposition of Shares.

Each Option shall provide that the holder, by accepting such Option, represents and agrees, for the Option holder and the Option holder’s permitted transferees, that none of the shares acquired upon exercise of such Option will be acquired with a view towards any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any applicable “blue sky” laws, and the holder of such Option shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation by such person of the Securities Act of 1933, as amended, or state blue sky law.

12.    Privileges of Stock Ownership.

No Option holder shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of Common Stock issuable with respect to such Option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon the exercise of an Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of the National Association of Securities Dealers or any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

13.    Adjustments.

If the outstanding shares of the Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options, which shall have been granted prior to any such change, and to the number of shares covered by initial and annual Option grants under paragraph 5, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of security covered by the Option. Share amounts specified in paragraphs 3, 5a and 5b of this Amended and Restated Plan have been restated in accordance with this paragraph 13 to reflect the Company’s 2-for-1 stock split effective March 26, 1999.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, the Plan shall terminate, and all Options theretofore granted shall immediately become exercisable.

No fractional shares of stock shall be issued under the Plan on any such adjustment.

14.    Amendment and Termination of Plan.

The Board of Directors may at any time terminate the Plan. The Board of Directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall become effective without the approval of the Company’s shareholders if such approval is required in order to comply with Rule 16b-3 of the Exchange Act or any other applicable law or regulation. Notwithstanding the foregoing, Plan provisions relating to the amount, price and timing of Options may be amended only by action of the shareholders, but not more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules in effect thereunder.

Notwithstanding the foregoing, no amendment or termination of the Plan shall, without specific action of the Board of Directors and the consent of the Option holder, in any way modify, amend, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

SITE OF UNITRIN ANNUAL MEETING

N
E. Illinois St.
N. State Street
N. Wabash Ave.
N. Michigan Ave.
E. Lower Water St.
*
Chicago River
E. Upper Wacker Drive

* Wrigley Building
410 N. Michigan Avenue
Chicago, IL 60611

THANK YOU FOR VOTING!

Ú  FOLD AND DETACH HERE  Ú

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One East Wacker Drive Chicago, Illinois 60601	PROXY Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Richard C. Vie and Eric J. Draut as Proxies, each with power of substitution, to vote all shares of Unitrin, Inc. common stock of the undersigned held as of March 15, 2004, at the Annual Meeting of Shareholders of Unitrin, Inc., to be held at the Wrigley Building, 410 N. Michigan Avenue (Lower Level), Chicago, Illinois, 60611, at 10:00 a.m. on May 5, 2004, and at any adjournment or postponement thereof, upon the following matters. This card also constitutes voting instructions for all shares, if any, credited to the account of the undersigned in the Unitrin
401(k) Savings Plan.

The Board of Directors recommends a vote FOR Proposals (1), (2) and (3).

(1)	Proposal 1—Election of Directors. Nominees for director are:

(01) James E. Annable (02) Eric J. Draut (03) Douglas G. Geoga (04) Reuben L. Hedlund	(05) Jerrold V. Jerome (06) William E. Johnston, Jr. (07) Wayne Kauth (08) Fayez S. Sarofim	(09) Donald G. Southwell (10) Richard C. Vie (11) Ann E. Ziegler

1.	Election of Directors	FOR* ☐	WITHHOLD AUTHORITY for all nominees ☐	*INSTRUCTION: To withhold authority to vote for any individual nominee, write number(s) of such nominee(s) below.

Proposals 2 and 3 are on Reverse Side.

If you vote by telephone or Internet, please DO NOT mail back this proxy card.

SEE REVERSE SIDE

One East Wacker Drive

Chicago, Illinois 60601

You may submit your proxy by mail, by telephone or through the Internet.

Please use only one of the three response methods.

BY MAIL		BY TELEPHONE		THROUGH THE INTERNET

		(Available only until 3:00 pm EDST on May 4, 2004)		(Available only until 3:00 pm EDST on May 4, 2004)
Mark, sign and date your proxy card and return it in the enclosed envelope to: Wachovia Bank, N.A. Attn: Proxy Tabulation NC-1153 P.O. Box 217950 Charlotte, NC 28254-3555	Or	Call toll free 1-866-361-3806 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.	Or	Access the website at https://www.proxyvotenow.com/unt to authorize the voting of your shares. You may access the site 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.

Ú  FOLD AND DETACH HERE  Ú

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☒	Please mark your votes as in this example	This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals (1), (2) and (3).

		FOR	AGAINST	ABSTAIN
2.	Approval of Unitrin, Inc. Incentive Bonus Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Approval of extension of Unitrin, Inc. 1995 Non-Employee Director Stock Option Plan.	☐	☐	☐
4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear hereon. All joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign the full corporate name by an authorized officer. If a partnership, sign in partnership name by authorized person.

SIGNATURE(S)                                  DATE

☐	Please check this box if you plan to attend this meeting.

UNITRIN, INC.

2004 Telephone Proxy Voting Script

866/361-3806

“Welcome to the telephone proxy voting system for Unitrin. To access this voting site, you will need to enter a control number and a personal identification number (PIN). These numbers are located in the boxes on the right side of the proxy card, above the perforation. The control number is the top number and the PIN number is below it. To begin voting, please enter the control number, followed by the pound sign. Now please enter the PIN number, followed by the pound sign.”

If control number is validated, then:

“To vote as the Board of Directors recommends on all proposals, press 1. To vote on each proposal separately, press 2.”

If 1, then: (recap and confirmation routine)

“You have chosen to vote as the Board of Directors recommends on all proposals. To confirm your vote, press 1. To change your vote press 2.”

If 2, the process starts again from the top. If 1, then:

“If you are planning to attend the annual meeting, press 1. Otherwise press 2.”

“Your vote has been cast. If you would like to vote another proxy card for this company, press 1. If not, you may hang up now. Thank you for your call.”

If 2 (election to vote on each proposal separately), then:

“Now we will ask you to cast your vote on the nominees for director. To vote in favor of all nominees, press 1. To withhold from all nominees, press 2. To withhold from an individual nominee, press 3.”

If 1 or 2, vote recap, confirmation routine and branch to proposals:

If 1, then:

“You have just chosen to vote in favor of all nominees. To confirm your vote, press 1. To change your vote, press 2.”

If 2, then:

“You have just chosen to withhold your vote from all nominees. To confirm your vote, press 1. To change your vote, press 2.”

1

If 3, then:

“Please enter the two-digit number that appears next to the name of the nominee you wish to withhold from, followed by the pound sign.”

After the pound sign, then:

“If you wish to withhold from another nominee, enter the two-digit number that appears next to that nominee’s name, followed by the pound sign, or if you have completed voting for the nominees, press star.”

After the star sign, then:

“You have just chosen to withhold from the following nominees:”

The numbers are read back, then:

“To confirm your vote, press 1. To change your vote, press 2.”

If 2, the withholding routine starts again from the top. If 1, vote recap and confirmation routine, then (branch to proposals):

“To cast your vote regarding proposal 2, press 1 to vote in favor, 2 to vote against, or 3 to abstain.”

Vote recap and confirmation routine.

“To cast your vote regarding proposal 3, press 1 to vote in favor, 2 to vote against, or 3 to abstain.”

Vote recap and confirmation routine. When last proposal is confirmed, then

“If you are planning to attend the meeting, press 1. Otherwise, press 2.”

“Your vote has been cast. If you would like to vote another proxy card for this company, press 1. If not, you may hang up now. Thank you for your call.”

2

UNITRIN, INC.

2004 Internet Proxy Voting Script

www.proxyvotenow.com/unt

[Screen No. 1]

Unitrin	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/05/2004

Record Date: 03/15/2004

Your electronic proxy vote has the same validity as a properly executed proxy card returned by mail.

To access this voting site, you will need to enter a control number and a personal identification number (PIN). These numbers are located in the boxes on the right side of the proxy card, above the perforation. The control number is the top number and the PIN number is below it. To begin voting, please enter the control number, followed by the PIN number. Then click on Continue.

Your Control Number:

Your PIN Number:

Continue [If clicked, will go to Screen No. 2]

1

[Screen No. 2]

Unitrin	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/05/2004

Record Date: 03/15/2004

Validated Control Number:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints Richard C. Vie and Eric J. Draut as Proxies, each with power of substitution, to vote all shares of Unitrin, Inc. common stock of the undersigned held as of March 15, 2004, at the Annual Meeting of Shareholders of Unitrin, Inc. to be held at the Wrigley Building, 410 N. Michigan Avenue (Lower Level), Chicago, Illinois 60611, at 10:00 a.m. on May 5, 2004, and at any adjournment or postponement thereof, upon the following matters. This card also constitutes voting instructions for all shares, if any, credited to the account of the undersigned in the Unitrin 401(k) Savings Plan.

The Board of Directors Recommends a Vote FOR Proposals (1), (2) and (3).

To vote your shares in connection with the meeting, select one of the following two choices, then click on Proceed.
❑	Vote as the Board of Directors recommends on all proposals. [If chosen and Proceed is clicked, will go to Screen No. 3]
❑	Vote on each proposal separately. [If chosen and Proceed is clicked, will go to Screen No. 4]
Proceed

2

[Screen No. 3]

Unitrin	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/05/2004

Record Date: 03/15/2004

Control Number:

You elected to:

Vote as the Board of Directors recommends on all proposals.
Submit [If clicked, will go to Screen No. 6]
Modify Choice [If clicked, will return to Screen No. 2]

3

[Screen No. 4]

Unitrin	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/05/2004

Record Date: 03/15/2004

Control Number:

You elected to: Vote on each proposal individually.
Indicate your choice by clicking on the appropriate box, then Submit your vote:
1. Election of Directors:
❑	Vote FOR all nominees listed below.
❑	Withhold authority to vote for all nominees listed below.
❑	Withhold authority to vote for a specific nominee or nominees, as indicated by check after name below.
Nominees:

	(1) James E. Annable	❑

	(2) Eric J. Draut	❑

	(3) Douglas G. Geoga	❑

	(4) Reuben L. Hedlund	❑

	(5) Jerrold V. Jerome	❑

	(6) William E. Johnston, Jr.	❑

	(7) Wayne Kauth	❑

	(8) Fayez S. Sarofim	❑

	(9) Donald G. Southwell	❑

	(10) Richard C. Vie	❑

	(11) Ann E. Ziegler	❑

2. Approval of the Unitrin, Inc. Incentive Bonus Plan:
❑	FOR ❑ AGAINST ❑ ABSTAIN

3. Approval of the extension of the Unitrin, Inc. 1995 Non-Employee Director Stock Option Plan:
❑	FOR ❑ AGAINST ❑ ABSTAIN
Submit [If clicked, will go to Screen No. 5] Clear Ballot [If clicked, will clear choices and remain on this Screen.]

4

[Screen No. 5]

Unitrin	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/05/2004

Record Date: 03/15/2004

Control Number:

Summary of Your Choices
1. Election of Directors

(1) James E. Annable

[FOR or WITHHOLD, depending on choice]

(2)    Eric J. Draut

[FOR or WITHHOLD, depending on choice]

(3) Douglas G. Geoga

[FOR or WITHHOLD, depending on choice]

(4) Reuben L. Hedlund

[FOR or WITHHOLD, depending on choice]

(5) Jerrold V. Jerome

[FOR or WITHHOLD, depending on choice]

(6) William E. Johnston, Jr.

[FOR or WITHHOLD, depending on choice]

(7) Wayne Kauth

[FOR or WITHHOLD, depending on choice]

(8) Fayez S. Sarofim

[FOR or WITHHOLD, depending on choice]

(9) Donald G. Southwell

[FOR or WITHHOLD, depending on choice]

(10) Richard C. Vie

[FOR or WITHHOLD, depending on choice]

(11) Ann E. Ziegler

[FOR or WITHHOLD, depending on choice]

2) Approval of the Unitrin, Inc. Incentive Bonus Plan:
[FOR, AGAINST or ABSTAIN, depending on choice]

3) Approval of the extension of the Unitrin, Inc. 1995 Non-Employee Director Stock-Option Plan:
[FOR, AGAINST or ABSTAIN, depending on choice]
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[Screen No. 6] Unitrin Annual Meeting Meeting Date: 05/05/2004 Record Date: 03/15/2004 Control Number: Please enter any additional applicable information:	[Unitrin, Inc. Logo]

❑ I plan to attend the annual meeting.
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[Screen No. 7]

Unitrin	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/05/2004

Record Date: 03/15/2004

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